DOCUMENT AND ENTITY INFORMATION	3 Months Ended
Dec. 31, 2011
Document Type	S-1
Amendment Flag	false
Document Period End Date	Dec 31, 2011
Entity Registrant Name	CNS RESPONSE, INC.
Entity Central Index Key	0000822370
Entity Filer Category	Smaller Reporting Company

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (USD $)	3 Months Ended		12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Sep. 30, 2011	Sep. 30, 2010
REVENUES
Neurometric Information Services	$ 32,000	$ 27,300	$ 111,400	$ 136,100
Clinical Services	152,300	120,600	634,500	502,400
Sales Revenue, Services, Net	184,300	147,900	745,900	638,500
OPERATING EXPENSES
Cost of neurometric services revenues	39,200	36,100	147,100	135,100
Research	69,700	211,000	482,800	738,800
Product development	112,500	144,400	442,000	381,700
Sales and marketing	330,000	246,700	1,231,500	870,900
General and administrative	1,061,300	1,053,800	4,271,900	5,017,000
Total operating expenses	1,612,700	1,692,000	6,575,300	7,143,500
OPERATING LOSS	(1,428,400)	(1,544,100)	(5,829,400)	(6,505,000)
OTHER INCOME (EXPENSE)
Interest income (expense), net	(1,482,000)	(2,627,100)	(7,567,000)	(360,500)
Loss on extinguishment of debt			(1,968,000)	(1,094,300)
Financing fees	(45,300)	(142,700)	(348,600)	(213,400)
Offering costs	(6,800)	0	(437,800)	0
Other non-operating income			458,800	0
Gain on derivative liabilities	232,100	4,217,500	6,826,700	0
Total other income (expense)	(1,302,000)	1,447,700	(3,035,900)	(1,668,200)
LOSS BEFORE INCOME TAXES	(2,730,400)	(96,400)	(8,865,300)	(8,173,200)
Income taxes	900	1,300	1,300	800
NET LOSS	$ (2,731,300)	$ (97,700)	$ (8,866,600)	$ (8,174,000)
NET LOSS PER SHARE:
Basic (in dollars per share)	$ (1.46)	$ (0.05)	$ (4.74)	$ (4.69)
Diluted (in dollars per share)	$ (1.46)	$ (0.05)	$ (4.74)	$ (4.69)
WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic (in shares)	1,873,584	1,867,464	1,869,038	1,742,570
Diluted (in shares)	1,873,584	1,867,464	1,869,038	1,742,570

CONDENSED CONSOLIDATED BALANCE SHEETS (USD $)	Dec. 31, 2011	Sep. 30, 2011	Sep. 30, 2010
ASSETS
Cash	$ 113,100	$ 93,400	$ 62,000
Accounts receivable	34,200	54,400	48,900
Prepaids and other receivables	48,900	72,100	84,900
Deferred offering costs	204,100	103,000	0
Total current assets	400,300	322,900	195,800
Furniture & equipment	30,500	32,700	23,000
Other assets	31,000	14,400	18,700
TOTAL ASSETS	461,800	370,000	237,500
LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable	1,976,400	1,778,900	1,383,700
Accrued liabilities	145,200	196,700	380,700
Other payable - related party		0	100,000
Accrued compensation	287,000	285,900	263,600
Accrued patient costs		0	135,000
Accrued consulting fees	74,000	65,000	86,600
Accrued interest	523,400	384,500	0
Derivative liability	6,105,300	4,801,200	2,061,900
Secured convertible promissory notes-related party	3,023,900	2,868,200	0
Subordinated secured convertible promissory notes-related party	2,128,200	1,394,800	0
Current portion of long-term debt	6,200	6,100	26,900
Total current liabilities	14,269,600	11,781,300	4,438,400
LONG-TERM LIABILITIES
Capital lease	8,600	10,200	3,400
Total long-term liabilities	8,600	10,200	3,400
TOTAL LIABILITIES	14,278,200	11,791,500	4,441,800
COMMITMENTS AND CONTINGENCIES	0	0	0
STOCKHOLDERS' EQUITY(DEFICIT):
Common stock	1,900	1,900	1,900
Additional paid-in capital	31,149,500	30,813,100	29,163,700
Accumulated deficit	(44,967,800)	(42,236,500)	(33,369,900)
Total stockholders' equity	(13,816,400)	(11,421,500)	(4,204,300)
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 461,800	$ 370,000	$ 237,500

CONDENSED CONSOLIDATED BALANCE SHEETS [Parenthetical] (USD $)	Dec. 31, 2011	Sep. 30, 2011	Sep. 30, 2010
Allowance for doubtful accounts (in dollars)	$ 20,600	$ 19,900	$ 10,400
Accounts payable due to related parties (in dollars)	169,400	156,000	60,800
Accured compensation liability related party (in dollars)	200,800	189,200	81,200
Accrued consulting fees liability related party (in dollars)	54,000	45,000	27,000
Discounts on secured convertible promissory notes (in dollars)	0	155,700	1,023,900
Discounts on subordinated convertible promissory notes (in dollars)	$ 1,451,700	$ 1,105,200	$ 0
Common stock, par value (in dollars per share)	$ 0.001	$ 0.001	$ 0.001
Common stock, shares authorized	100,000,000	100,000,000	100,000,000
Common stock, shares issued	1,874,175	1,871,352	1,867,690
Common stock, shares outstanding	1,874,175	1,871,352	1,867,690

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (USD $)	3 Months Ended		12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Sep. 30, 2011	Sep. 30, 2010
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$ (2,731,300)	$ (97,700)	$ (8,866,600)	$ (8,174,000)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	4,000	2,700	11,900	9,400
Amortization of discount on bridge notes issued	1,379,100	600,300	4,197,800	335,900
Stock-based compensation	335,500	434,200	1,605,400	1,302,100
Extinguishment of debt			1,968,000	1,094,300
Issuance of warrants for consulting services			0	199,000
Issuance of warrants for financing services	5,700	82,700	183,500	193,400
Reversal of prior period accruals			(458,800)	0
Write-off of doubtful accounts			0	12,950
Gain on derivative liability valuation	(232,100)	(4,217,500)	(6,826,700)	0
Non-cash interest expense	138,900	2,021,200	3,366,800	21,600
Changes in operating assets and liabilities
Accounts receivable	20,200	(2,200)	(5,500)	(150)
Prepaids and other current assets	23,200	39,500	12,800	4,600
Accounts payable and accrued liabilities	54,100	(21,400)	615,300	231,900
Deferred compensation	1,100	(20,300)	27,300	43,500
Accrued patient costs			0	(170,500)
Security deposit on new lease	4,600	0	3,200	(14,600)
Net cash used in operating activities	(997,000)	(1,178,500)	(4,165,600)	(4,910,600)
CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisition of furniture &equipment	(1,900)	(15,900)	(21,600)	(14,900)
Acquisition of intellectual property	(21,200)	0
Net cash used in investing activities	(23,100)	(15,900)	(21,600)	(14,900)
CASH FLOWS FROM FINANCING ACTIVITIES
Repayment of convertible debt with accrued interest			15,900	0
Repayment of note	0	(24,700)	(26,200)	(94,100)
Repayment of leases	(1,500)	(1,000)	(6,100)	(1,900)
New equipment lease	0	15,900
Net proceeds from bridge notes	1,040,400	1,840,000
Proceeds from exercise of warrants	900	0
Proceeds from the sale of common stock, net of offering costs			0	2,995,400
Net proceeds from secured convertible notes			1,840,000	1,000,000
Net proceeds from subordinated convertible notes			2,395,000	0
Proceeds from related party loan			0	100,000
Net cash provided by financing activities	1,039,800	1,830,200	4,218,600	3,999,400
NET INCREASE (DECREASE) IN CASH	19,700	635,800	31,400	(926,100)
Cash, beginning of period	93,400	62,000	62,000	988,100
Cash, end of period	113,100	697,800	93,400	62,000
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Interest	0	1,000	3,200	7,900
Income taxes	900	1,300	1,300	800
Fair value of note payable to officer issued for acquisition			0	24,700
Fair value of equipment acquired through lease			16,300	6,600
Fair value of intellectual property	21,200	0
Non-cash financing activities:
Shares issued for accounts payable			44,000
Offering costs	$ 101,100	$ 0	$ 103,000	$ 0

CONDENSED CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT) (USD $)	Common Stock [Member]	Additional Paid-in Capital [Member]	Retained Earnings [Member]	Total
BALANCE at Sep. 30, 2009	$ 1,400	$ 24,084,400	$ (25,195,900)	$ (1,110,100)
BALANCE (in shares) at Sep. 30, 2009	1,392,930
Stock-based compensation	0	1,302,100	0	1,302,100
Issuance of stock in connection with the Maxim PIPE net of offering costs of $540,600	400	2,995,000	0	2,995,400
Issuance of stock in connection with the Maxim PIPE net of offering costs of $540,600 (in shares)	392,889
Warrants issued in association with the Maxim PIPE	0	7,615,100	0	7,615,100
Offering cost pertaining to the Maxim PIPE	0	(7,615,100)	0	(7,615,100)
Value of warrants surrendered for cashless exercise	0	(415,800)	0	(415,800)
Stock issued for cashless exercise	100	415,700	0	415,800
Stock issued for cashless exercise (in shares)	81,871
Warrants issued for consulting services	0	199,000	0	199,000
Value of beneficial conversion feature of bridge notes	0	430,700	0	430,700
Issuance of bridge warrants	0	152,600	0	152,600
Net loss	0	0	(8,174,000)	(8,174,000)
Balance at Sep. 30, 2010	1,900	29,163,700	(33,369,900)	(4,204,300)
Balance (in shares) at Sep. 30, 2010	1,867,690
Stock-based compensation	0	434,200	0	434,200
Net loss	0	0	(97,700)	(97,700)
Balance at Dec. 31, 2010	1,900	29,597,900	(33,467,600)	(3,867,800)
Balance (in shares) at Dec. 31, 2010	1,867,690
BALANCE at Sep. 30, 2010	1,900	29,163,700	(33,369,900)	(4,204,300)
BALANCE (in shares) at Sep. 30, 2010	1,867,690
Stock-based compensation	0	1,605,400	0	1,605,400
Stock issued for consulting services paid in-lieu of cash	0	44,000	0	44,000
Stock issued for consulting services paid in-lieu of cash (in shares)	3,123
Value of warrants surrendered for cashless exercise	0	(200)	0	(200)
Stock issued for cashless exercise	0	200	0	200
Stock issued for cashless exercise (in shares)	539
Net loss	0	0	(8,866,600)	(8,866,600)
Balance at Sep. 30, 2011	1,900	30,813,100	(42,236,500)	(11,421,500)
Balance (in shares) at Sep. 30, 2011	1,871,352
Stock-based compensation	0	335,500	0	335,500
Stock issued for warrant exercise	0	900	0	900
Stock issued for warrant exercise (in shares)	2,823
Net loss	0	0	(2,731,300)	(2,731,300)
Balance at Dec. 31, 2011	$ 1,900	$ 31,149,500	$ (44,967,800)	$ (13,816,400)
Balance (in shares) at Dec. 31, 2011	1,874,175

CONDENSED CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT) [Parenthetical] (USD $)	12 Months Ended
Sep. 30, 2010
Stock offering costs	$ 540,600

NATURE OF OPERATIONS	3 Months Ended	12 Months Ended
	Dec. 31, 2011	Sep. 30, 2011
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Nature of Operations [Text Block]
1.	NATURE OF OPERATIONS

Organization and Nature of Operations

CNS Response, Inc. (the “Company”) was incorporated in Delaware on March 20, 1987, under the name Age Research, Inc.   Prior to January 16, 2007, CNS Response, Inc. (then called Strativation, Inc.) existed as a “shell company” with nominal assets whose sole business was to identify, evaluate and investigate various companies to acquire or with which to merge.  On January 16, 2007, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with CNS Response, Inc., a California corporation formed on January 11, 2000 (“CNS California”), and CNS Merger Corporation, a California corporation and the Company’s wholly-owned subsidiary (“MergerCo”) pursuant to which the Company agreed to acquire CNS California in a merger transaction wherein MergerCo would merge with and into CNS California, with CNS California being the surviving corporation (the “Merger”). On March 7, 2007, the Merger closed, CNS California became a wholly-owned subsidiary of the Company, and on the same date the corporate name was changed from Strativation, Inc. to CNS Response, Inc.

The Company is a web-based neuroinformatic company that utilizes a patented system that provides data to psychiatrists and other physicians/prescribers to enable them to make a more informed decision when treating a specific patient with mental, behavioral and/or addictive disorders.  The Company also intends to identify, develop and commercialize new indications of approved drugs and drug candidates for this patient population.

In addition, as a result of its acquisition of Neuro-Therapy Clinic, Inc. (“NTC”) on January 15, 2008, the Company provides behavioral health care services.  NTC is a center for highly-advanced testing and treatment of neuropsychiatric problems, including learning, attentional and behavioral challenges, mild head injuries, as well as depression, anxiety, bipolar and all other common psychiatric disorders. Through this acquisition, the Company expects to advance neurophysiology data collection, beta-test planned technological advances in PEER Online, advance physician training in PEER Online and investigate practice development strategies associated with PEER Online.

On March 28, 2012, the Company’s Board set a reverse split ratio of 1-for-30 of its common stock. On March 30, 2012, the Company filed an amendment to its Certificate of Incorporation to effect the reverse split and change in authorized shares, which became effective at 5:00 pm PDT on April 2, 2012.

Going Concern Uncertainty

The accompanying unaudited condensed consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which contemplate continuation of the company as a going concern. The Company has a limited operating history and its operations are subject to certain problems, expenses, difficulties, delays, complications, risks and uncertainties frequently encountered in the operation of a new business. These risks include the failure to develop or supply technology or services to meet the demands of the marketplace, the ability to obtain adequate financing on a timely basis, the failure to attract and retain qualified personnel, competition within the industry, government regulation and the general strength of regional and national economies.

The Company’s continued operating losses and limited capital raise substantial doubt about its ability to continue as a going concern, and it needs to raise substantial additional funds in order to continue to conduct its business.  To date, the Company has financed its cash requirements primarily from debt and equity financings.  It will be necessary for the Company to raise additional funds.  Until it can generate a sufficient amount of revenues to finance its cash requirements, which it may never do, the Company expects to finance future cash needs primarily through public or private equity offerings, debt financings, borrowings or strategic collaborations. The Company’s liquidity and capital requirements depend on several factors, including the rate of market acceptance of its services, the future profitability of the Company, the rate of growth of the Company’s business and other factors described elsewhere in this Quarterly Report.  The Company is currently exploring additional sources of capital but there can be no assurances that any financing arrangement will be available in amounts and on terms acceptable to the Company. The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

1.	NATURE OF OPERATIONS

Organization and Nature of Operations

CNS Response, Inc. (the “Company”) was incorporated in Delaware on March 20, 1987, under the name Age Research, Inc.   Prior to January 16, 2007, CNS Response, Inc. (then called Strativation, Inc.) existed as a “shell company” with nominal assets whose sole business was to identify, evaluate and investigate various companies to acquire or with which to merge.  On January 16, 2007, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with CNS Response, Inc., a California corporation formed on January 11, 2000 (“CNS California”), and CNS Merger Corporation, a California corporation and the Company’s wholly-owned subsidiary (“MergerCo”) pursuant to which the Company agreed to acquire CNS California in a merger transaction wherein MergerCo would merge with and into CNS California, with CNS California being the surviving corporation (the “Merger”). On March 7, 2007, the Merger closed, CNS California became a wholly-owned subsidiary of the Company, and on the same date the corporate name was changed from Strativation, Inc. to CNS Response, Inc.

The Company is a web-based neuroinformatic company that utilizes a patented system that provides data to psychiatrists and other physicians/prescribers to enable them to make a more informed decision when treating a specific patient with mental, behavioral and/or addictive disorders.  The Company also intends to identify, develop and commercialize new indications of approved drugs and drug candidates for this patient population.

In addition, as a result of its acquisition of Neuro-Therapy Clinic, Inc. (“NTC”) on January 15, 2008, the Company provides behavioral health care services.  NTC is a center for highly-advanced testing and treatment of neuropsychiatric problems, including learning, attentional and behavioral challenges, mild head injuries, as well as depression, anxiety, bipolar and all other common psychiatric disorders. Through this acquisition, the Company expects to advance neurophysiology data collection, beta-test planned technological advances in PEER Online, advance physician training in rEEG and investigate practice development strategies associated with rEEG.

On March 28, 2012, the Company’s Board set a reverse split ratio of 1-for-30 of its common stock. On March 30, 2012, the Company filed an amendment to its Certificate of Incorporation to effect the reverse split and change in authorized shares, which became effective at 5:00 pm PDT on April 2, 2012.

Going Concern Uncertainty

The Company has a limited operating history and its operations are subject to certain problems, expenses, difficulties, delays, complications, risks and uncertainties frequently encountered in the operation of a new business. These risks include the failure to develop or supply technology or services to meet the demands of the marketplace, the ability to obtain adequate financing on a timely basis, the failure to attract and retain qualified personnel, competition within the industry, government regulation and the general strength of regional and national economies.

To date, the Company has financed its cash requirements primarily from debt and equity financings.  It will be necessary for the Company to raise additional funds.  The Company’s liquidity and capital requirements depend on several factors, including the rate of market acceptance of its services, the future profitability of the Company, the rate of growth of the Company’s business and other factors described elsewhere in this Annual Report.  The Company is currently exploring additional sources of capital but there can be no assurances that any financing arrangement will be available in amounts and terms acceptable to the Company.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	3 Months Ended	12 Months Ended
	Dec. 31, 2011	Sep. 30, 2011
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Organization, Consolidation and Presentation of Financial Statements Disclosure and Significant Accounting Policies [Text Block]
2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

All share and per share numbers presented have been retroactively adjusted to reflect the 1-for-30 reverse stock split of the common stock on April 2, 2012 and a simultaneous reduction in authorized shares to 100,000,000.

Basis of Consolidation

The unaudited condensed consolidated financial statements of CNS Response, Inc. (“CNS,” “we,” “us,” “our” or the “Company”) have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission and include all the accounts of CNS and its wholly owned subsidiaries CNS California and NTC. Certain information and note disclosures, normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States, have been condensed or omitted pursuant to such rules and regulations. The unaudited condensed consolidated financial statements reflect all adjustments, consisting only of normal recurring adjustments, necessary for a fair statement of our financial position as of December 31, 2011 and our operating results, cash flows, and changes in stockholders’ equity for the interim periods presented. The September 30, 2011 balance sheet was derived from our audited consolidated financial statements but does not include all disclosures required by accounting principles generally accepted in the United States of America. These unaudited condensed consolidated financial statements and the related notes should be read in conjunction with our audited consolidated financial statements and notes for the year ended September 30, 2011 which are included in our current report on Form 10-K, filed with the Securities and Exchange Commission on December 22, 2010.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities and revenues and expenses in the financial statements. Examples of estimates subject to possible revision based upon the outcome of future events include, among others, recoverability of long-lived assets and goodwill, stock-based compensation, the allowance for doubtful accounts, the valuation of equity instruments, use and other taxes. In the opinion of management, these unaudited condensed consolidated financial statements contain all adjustments (consisting of normal recurring adjustments, except as otherwise indicated) necessary for fair presentation for the periods presented as required by regulation S-X, Rule 10-01. Actual results could differ from those estimates.

The results of operations for the three months ended December 31, 2011 are not necessarily indicative of the results that may be expected for future periods or for the year ending September 30, 2012.

Offering Costs

The Company applies ASC topic 505-10, “Costs of an Equity Transaction”, for recognition of offering costs. In accordance with ASC 505-10, the Company treats incremental direct costs incurred to issue shares classified as equity, as a reduction of the proceeds. Direct costs incurred before shares classified as equity are issued, are classified as an asset until the stock is issued. Indirect costs such as management salaries or other general and administrative expenses and deferred costs of an aborted offering are expensed.

Derivative Liabilities

The Company applies ASC Topic 815-40, “Derivatives and Hedging,” which provides a two-step model to determine whether a financial instrument or an embedded feature is indexed to an issuer’s own stock and thus able to qualify for the scope exception in ASC 815-10-15-74. This standard triggers liability accounting on all instruments and embedded features exercisable at strike prices based on future equity-linked instruments issued at a lower rate.  Using the criteria in ASC 815, the Company determines which instruments or embedded features that require liability accounting and records the fair values as a derivative liability. The changes in the values of the derivative liabilities are shown in the accompanying consolidated statements of operations as “gain (loss) on change in fair value of derivative liabilities.”

Effective September 30, 2011 the Company, together with holders of each of a majority in aggregate principal amount outstanding of the October Notes and the January Notes (see Note 3) agreed to extend the maturity date of all the notes to October 1, 2012. The October Notes originally had maturity dates ranging from October 1, 2011 through November 11, 2011 and the January Notes originally had maturity dates starting from January 20, 2012 to April 25, 2012. The notes were also amended to include a mandatory conversion provision under which all these notes would automatically be converted upon the closing of a public offering by the Company of shares of its common stock and/or other securities with gross proceeds to the Company of at least $10 million. Furthermore, the January Notes were amended to have a second-position security interest in all the assets of the Company, but remain subordinated to the October Notes. The interest rate on all these notes remained unchanged at 9% per annum. Subsequently, upon the issuance of $2M Bridge Notes in October, 2011, at a conversion price of $3.00 and the associated warrants to purchase common stock at an exercise price of $3.00, the ratchet provision in the October Notes and January Notes was triggered, with the result that the conversion price of such notes was lowered from $9.00 to $3.00, and the exercise price of the associated warrants was lowered from $9.00 to $3.00 per share, and consequently the number of shares underlying such notes and warrants was proportionately increased.Using the Black Scholes model, we valued the January Notes and the October Notes with their extended maturity dates as of September 30, 2011 and compared that value with the value of these notes with their original maturity dates. The difference of the two valuation calculations of $1,968,000 was booked to Other Expenses as a loss on extinguishment of debt charge. As of September 30, 2011 the derivative liability was $4,801,200, which was comprised of the warrant liability of $2,193,900 and the debt conversion option liability of $2,607,300. As of December 31, 2011 the derivative liability was $6,105,300, which was comprised of the warrant liability of $3,154,500 and the debt conversion option liability of $2,950,800.

Fair Value of Financial Instruments

ASC 825-10 (formerly SFAS 107, “Disclosures about Fair Value of Financial Instruments”) defines financial instruments and requires disclosure of the fair value of financial instruments held by the Company. The Company considers the carrying amount of cash, accounts receivable, other receivables, accounts payable and accrued liabilities, to approximate their fair values because of the short period of time between the origination of such instruments and their expected realization.

The Company also analyzes all financial instruments with features of both liabilities and equity under ASC 480-10 (formerly SFAS 150, “Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity”), ASC 815-10 (formerly SFAS No 133, “Accounting for Derivative Instruments and Hedging Activities”) and ASC 815-40 (formerly EITF 00-19, “Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stock”).

The Company adopted ASC 820-10 (formerly SFAS 157, “Fair Value Measurements”) on January 1, 2008. ASC 820-10 defines fair value, establishes a three-level valuation hierarchy for disclosures of fair value measurement and enhances disclosure requirements for fair value measures. The three levels are defined as follow:

·	Level 1 inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

·	Level 2 inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the assets or liability, either directly or indirectly, for substantially the full term of the financial instruments.

·	Level 3 inputs to the valuation methodology are unobservable and significant to the fair value.

The Company’s warrant liability is carried at fair value totaling $3,154,500 and $2,193,900, as of December 31, 2011 and September 30, 2011, respectively.  The Company’s conversion option liability is carried at fair value totaling $2,950,800 and $2,607,300 as of December 31, 2011 and September 30,2011, respectively.  The Company used Level 2 inputs for its valuation methodology for the warrant liability and conversion option liability as their fair values were determined by using the Black-Scholes option pricing model using the following assumptions:

December 31, 2011
Annual dividend yield	-
Expected life (years)	0.75-3.5
Risk-free interest rate	0.12%-0.36%
Expected volatility	132%-145%

	Carrying Value	Fair Value Measurements at
	As of	December 31, 2011
	December 31,	Using Fair Value Hierarchy
	2011	Level 1	Level 2	Level 3
Liabilities
Warrant liability	$3,154,500	$-	$3,154,500	$-
Secured convertible promissory note	3,023,900		3,023,900
Subordinated convertible promissory note	2,128,200		3,580,000
Conversion option liability	2,950,800	-	2,950,800	-
Total	$11,257,400	$-	$12,709,200	$-

For the three months ending December 31, 2011 the Company recognized a gain of $232,100 on the change in fair value of derivative liabilities.  For the three months ending December 31, 2010 the Company recognized a gain of $4,217,500 on change in fair value of derivative liabilities. As at December 31, 2011 the Company did not identify any other assets or liabilities that are required to be presented on the balance sheet at fair value in accordance with ASC 825-10.

Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2011-12, Comprehensive Income (Topic 220): Deferral of the Effective Date for Amendments to the Presentation of Reclassification of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update (“ASU”) No. 2011-05, in order to defer only those changes in ASU 2011-05 that relate to the presentation of reclassification adjustments. The amendments are being made to allow the FASB time to redeliberate whether to present on the face of the financial statements the effects of reclassifications out of accumulated other comprehensive income on the components of net income and other comprehensive income for all periods presented.All other requirements in ASU 2011-05 not affected by this ASU are effective for fiscal years beginning after December 15, 2011. The Company does not expect the adoption of the standard update to impact its consolidated financial position or results of operations, as it only requires a change in the format of presentation.

In July 2011, the FASB issued ASU 2011-07: Health Care Entities (Topic 954) — Presentation and Disclosure of Patient Service Revenue, Provision for Bad Debts, and the Allowance for Doubtful Accounts for Certain Health Care Entities. This update was issued to provide greater transparency relating to accounting practices used for net patient service revenue and related bad debt allowances by health care entities. Some health care entities recognize patient service revenue at the time the services are rendered regardless of whether the entity expects to collect that amount or has assessed the patient’s ability to pay. These prior accounting practices used by some health care entities resulted in a gross-up of patient service revenue and the provision for bad debts, causing difficulty for outside users of financial statements to make accurate comparisons and analyses of financial statements among entities. ASU 2011-07 requires certain healthcare entities to change the presentation of the statement of operations, reclassifying the provision for bad debts associated with patient service revenue from an operating expense to a deduction from patient service revenue and also requires enhanced quantitative and qualitative disclosures relevant to the entity’s policies for recognizing revenue and assessing bad debts. This update is not designed and will not change the net income reported by healthcare entities. This update is effective for fiscal years beginning after December 15, 2011, with early adoption permitted. The Company does not expect that this update will have any material impact on its consolidated financial position or results of operations.

In June 2011, FASB issued ASU 2011-05, Comprehensive Income (Topic 220): Presentation of Comprehensive Income, which amends current comprehensive income guidance. This accounting update eliminates the option to present the components of other comprehensive income (loss) as part of the statement of shareholders’ equity. Instead, the Company must report comprehensive income (loss) in either a single continuous statement of comprehensive income (loss) which contains two sections, net income (loss) and other comprehensive income (loss), or in two separate but consecutive statements. This update is effective for fiscal years beginning after December 15, 2011. The Company does not expect the adoption of the standard update to impact its consolidated financial position or results of operations, as it only requires a change in the format of presentation.

In May 2011, the FASB issued ASU 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The new guidance results in a consistent definition of fair value and common requirements for measurement of and disclosure about fair value between U.S. GAAP and International Financial Reporting Standards. While many of the amendments to U.S. GAAP are not expected to have a significant effect on practice, the new guidance changes some fair value measurement principles and disclosure requirements. This new guidance is effective for fiscal years and interim periods beginning after December 15, 2011. The Company does not expect the adoption of the standard update to have a significant impact on its consolidated financial position or results of operations.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

All share and per share numbers presented have been retroactively adjusted to reflect the 1-for-30 reverse stock split of the common stock on April 2, 2012 and a simultaneous reduction in authorized shares to 100,000,000.

Basis of Consolidation

The consolidated financial statements include the accounts of CNS Response, Inc., an inactive parent company, and its wholly owned subsidiaries CNS California and NTC.  All significant intercompany transactions have been eliminated in consolidation.

Use of Estimates

The preparation of the consolidated financial statements requires management to make estimates and judgments that affect the reported amounts of assets, liabilities, revenue and expense, and related disclosure of contingent assets and liabilities. On an ongoing basis, the Company evaluates its estimates, including those related to revenue recognition, doubtful accounts, intangible assets, income taxes, valuation of equity instruments, accrued liabilities, contingencies and litigation. The Company bases its estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ materially from these estimates.

Cash

The Company deposits its cash with major financial institutions and may at times exceed federally insured limit of $250,000.  At September 30, 2011 cash did not exceed the federally insured limit. The Company believes that the risk of loss is minimal. To date, the Company has not experienced any losses related to cash deposits with financial institutions.

Derivative Liabilities

The Company applies ASC Topic 815-40, “Derivatives and Hedging,” which provides a two-step model to determine whether a financial instrument or an embedded feature is indexed to an issuer’s own stock and thus able to qualify for the scope exception in ASC 815-10-15-74. This standard triggers liability accounting on all instruments and embedded features exercisable at strike prices based on future equity-linked instruments issued at a lower rate.  Using the criteria in ASC 815, the Company determines which instruments or embedded features that require liability accounting and records the fair values as a derivative liability. The changes in the values of the derivative liabilities are shown in the accompanying consolidated statements of operations as “gain (loss) on change in fair value of derivative liabilities.”

On September 26, 2010, the Company approved a term sheet to modify the terms of six convertible notes outstanding at that date in order to induce additional investment in the form of convertible debt. The original convertible notes were due in December 2010 with accrued interest at 9%, convertible into common shares at $15.00 per share and had warrants exercisable at strike price between $15.00 and $16.80. The Company modified the terms of these notes to be due 12 months from the modification date with accrued interest at 9%, convertible into common shares at $9.00 per share, 50% warrant coverage exercisable at $9.00 per share and increased the principal for accrued interest through the modification date. Both the convertible note and warrants contained ratchet provisions, which under ASC 815 required bifurcation of the conversion feature and warrants for derivative liability treatment. As of September 30, 2010 the derivative liability was $2,061,900, which was comprised of the warrant liability of $889,100 and the debt conversion option liability of $1,172,800.

Effective September 30, 2011 the Company, together with the majority of the note holders of each of the October and January notes (see Note 3) agreed to extend the maturity date of all the notes to October 1, 2012. The October notes originally had maturity dates ranging from October 1, 2011 through November 11, 2011 and the January notes originally had maturity dates starting from January 20, 2012 to April 25, 2012. The notes were also amended to include a mandatory conversion provision under which all these notes would automatically be converted upon the closing of a public offering by the Company of shares of its common stock and/or other securities with gross proceeds to the Company of at least $10 million. Furthermore, the January notes were amended to being secured by all the assets of the Company, however subordinated to the October notes. The interest rate on all these notes remained unchanged at 9% per annum. Using the Black Scholes model, we valued the January and October notes with their extended maturity dates as of September 30, 2011 and compared that value with the value of these notes on the prior day with their original maturity dates. The difference of the two valuation calculations of $1,968,000 was booked to Other Expenses as a loss on extinguishment of debt charge. As of September 30, 2011 the derivative liability was $4,801,200, which was comprised of the warrant liability of $2,193,900 and the debt conversion option liability of $2,607,300.

Fair Value of Financial Instruments

ASC 825-10 (formerly SFAS 107, “Disclosures about Fair Value of Financial Instruments”) defines financial instruments and requires disclosure of the fair value of financial instruments held by the Company. The Company considers the carrying amount of cash, accounts receivable, other receivables, accounts payable and accrued liabilities, to approximate their fair values because of the short period of time between the origination of such instruments and their expected realization.

The Company also analyzes all financial instruments with features of both liabilities and equity under ASC 480-10 (formerly SFAS 150, “Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity”), ASC 815-10 (formerly SFAS No 133, “Accounting for Derivative Instruments and Hedging Activities”) and ASC 815-40 (formerly EITF 00-19, “Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stock”).

The Company adopted ASC 820-10 (formerly SFAS 157, “Fair Value Measurements”) on January 1, 2008. ASC 820-10 defines fair value, establishes a three-level valuation hierarchy for disclosures of fair value measurement and enhances disclosure requirements for fair value measures. The three levels are defined as follow:

·       Level 1   inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

·       Level 2   inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the assets or liability, either directly or indirectly, for substantially the full term of the financial instruments.

·       Level 3   inputs to the valuation methodology are unobservable and significant to the fair value.

The Company’s warrant liability is carried at fair value totaling $2,193,900 and $889,100, as of September 30, 2011 and 2010, respectively.  The Company’s conversion option liability is carried at fair value totaling $2,607,300 and $1,172,800 as of September 30, 2011 and 2010, respectively.  The Company used Level 2 inputs for its valuation methodology for the warrant liability and conversion option liability as their fair values were determined by using the Black-Scholes option pricing model using the following assumptions:

September 30, 2011
Annual dividend yield	-
Expected life (years)	1.0-3.5
Risk-free interest rate	0.13%-0.42%
Expected volatility	169%-187%

	Carrying Value	Fair Value Measurements at
	As of	September 30, 2011
	September 30,	Using Fair Value Hierarchy
	2011	Level 1	Level 2	Level 3
Liabilities
Warrant liability	$2,193,900	$-	$2,193,900	$-
Secured convertible promissory note	2,868,200		3,023,900
Subordinated convertible promissory note	1,394,800		2,500,000
Conversion option liability	2,607,300	-	2,607,300	-
Total	$9,064,200	$-	$10,325,100	$-

For the year ending September 30, 2011 the Company recognized a gain of $6,826,700 on the change in fair value of derivative liabilities.  For the year ending September 30, 2010 the Company recognized no gain or loss on change in fair value of derivative liabilities. As at September 30, 2011 the Company did not identify any other assets or liabilities that are required to be presented on the balance sheet at fair value in accordance with ASC 825-10.

Accounts Receivable

The Company estimates the collectability of customer receivables on an ongoing basis by reviewing past-due invoices and assessing the current creditworthiness of each customer.  Allowances are provided for specific receivables deemed to be at risk for collection.

Fixed Assets

Fixed assets, which are recorded at cost, consist of office furniture and equipment and are depreciated over their estimated useful life on a straight-line basis.  The useful life of these assets is estimated to be from 3 to 5 years.  Depreciation for the years ended September 30, 2011 and 2010 were $11,900 and $9,400 respectively. Accumulated depreciation at September 30, 2011 and 2010 were $33,700 and $21,800 respectively.

Long-Lived Assets

As required by ASC 350-30 (formerly SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets ) (“ASC 350-30”), the Company reviews the carrying value of its long-lived assets whenever events or changes in circumstances indicate that the historical cost-carrying value of an asset may no longer be appropriate. The Company assesses recoverability of the carrying value of the asset by estimating the future net cash flows expected to result from the asset, including eventual disposition. If the future net cash flows are less than the carrying value of the asset, an impairment loss is recorded equal to the difference between the asset’s carrying value and fair value. No impairment loss was recorded for the years ended September 30, 2011 and 2010.

Revenues

The Company recognizes revenue as the related services are delivered.

Research and Development Expenses

The Company charges all research and development expenses to operations as incurred.

Advertising Expenses

The Company charges all advertising expenses to operations as incurred.

Stock-Based Compensation

The Company has adopted ASC 718-20 (formerly SFAS No. 123R, Share-Based Payment -revised 2004) (“ASC718-20”) and related interpretations which establish the accounting for equity instruments exchanged for employee services. Under ASC 718-20, share-based compensation cost is measured at the grant date based on the calculated fair value of the award. The expense is recognized over the employees’ requisite service period, generally the vesting period of the award.

Income Taxes

The Company accounts for income taxes to conform to the requirements of ASC 740-20 (formerly SFAS No. 109, Accounting for Income Taxes) (“ASC 740-20”). Under the provisions of ASC 740-20, an entity recognizes deferred tax assets and liabilities for future tax consequences of events that have already been recognized in the Company's financial statements or tax returns. The measurement of deferred tax assets and liabilities is based on provisions of the enacted tax law. The effects of future changes in tax laws or rates are not anticipated. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

Comprehensive Income (Loss)

ASC 220-10 (formerly, SFAS No. 130, Reporting Comprehensive Income) (“ASC 220-10”), requires disclosure of all components of comprehensive income (loss) on an annual and interim basis.  Comprehensive income (loss) is defined as the change in equity of a business enterprise during a period from transactions and other events and circumstances from non-owner sources.  The Company’s comprehensive income (loss) is the same as its reported net income (loss) for the years ended September 30, 2011 and 2010.

Earnings (Loss) per Share

 The Company has adopted the accounting principles generally accepted in the United States regarding earnings (loss) per, which requires presentation of basic and diluted earnings (loss) per share in conjunction with the disclosure of the methodology used in computing such earnings (loss) per share.

Basic earnings (loss) per share are computed by dividing income (loss) available to common stockholders by the weighted average common shares outstanding during the period. Diluted earnings (loss) per share takes into account the potential dilution that could occur if securities or other contracts to issue common stock were exercised and converted into common stock.

Segment Information

The Company uses the management approach for determining which, if any, of its products and services, locations, customers or management structures constitute a reportable business segment. The management approach designates the internal organization that is used by management for making operating decisions and assessing performance as the source of any reportable segments. Management uses two measurements of profitability and does disaggregate its business for internal reporting and therefore operates two business segments which are comprised of a reference laboratory and a clinic.  The Neurometric Information Service (formerly called Laboratory Information Services) provides reports (“PEER Reports”) which enable psychiatrist or other physicians/prescribers to make more informed decisions with a treatment strategy for a specific patient with behavioral (psychiatric and/or addictive) disorders based on the patient’s own physiology.  The Clinic operates NTC, a full service psychiatric practice.

Recent Accounting Pronouncements

In June 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2011-05, Comprehensive Income (Topic 220): Presentation of Comprehensive Income, which amends current comprehensive income guidance. This accounting update eliminates the option to present the components of other comprehensive income (loss) as part of the statement of shareholders’ equity. Instead, the Company must report comprehensive income (loss) in either a single continuous statement of comprehensive income (loss) which contains two sections, net income (loss) and other comprehensive income (loss), or in two separate but consecutive statements. This guidance will be effective for the Company beginning in fiscal 2013. The Company does not expect the adoption of the standard update to impact its financial position or results of operations, as it only requires a change in the format of presentation.

In May 2011, the FASB issued Accounting Standards Update 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS. The new guidance results in a consistent definition of fair value and common requirements for measurement of and disclosure about fair value between U.S. GAAP and International Financial Reporting Standards. While many of the amendments to U.S. GAAP are not expected to have a significant effect on practice, the new guidance changes some fair value measurement principles and disclosure requirements. This new guidance is effective for fiscal years and interim periods beginning after December 15, 2011. The Company does not expect the adoption of the standard update to have a significant impact on its financial position or results of operations.

In July 2011, the FASB issued ASU 2011-07: Health Care Entities (Topic 954) — Presentation and Disclosure of Patient Service Revenue, Provision for Bad Debts, and the Allowance for Doubtful Accounts for Certain Health Care Entities. This update was issued to provide greater transparency relating to accounting practices used for net patient service revenue and related bad debt allowances by health care entities. Some health care entities recognize patient service revenue at the time the services are rendered regardless of whether the entity expects to collect that amount or has assessed the patient’s ability to pay. These prior accounting practices used by some health care entities resulted in a gross-up of patient service revenue and the provision for bad debts, causing difficulty for outside users of financial statements to make accurate comparisons and analyses of financial statements among entities. ASU 2011-07 requires certain healthcare entities to change the presentation of the statement of operations, reclassifying the provision for bad debts associated with patient service revenue from an operating expense to a deduction from patient service revenue and also requires enhanced quantitative and qualitative disclosures relevant to the entity’s policies for recognizing revenue and assessing bad debts. This update is not designed and will not change the net income reported by healthcare entities. This update is effective for fiscal years beginning after December 15, 2011, with early adoption permitted. The Company does not expect that this update will have any material impact on its consolidated financial statements. The Company is currently evaluating if the update will have any impact on the presentation of its statement of operations.

CONVERTIBLE DEBT AND EQUITY FINANCINGS	3 Months Ended	12 Months Ended
	Dec. 31, 2011	Sep. 30, 2011
Debt Disclosure [Abstract]
Debt Disclosure [Text Block]

3.            CONVERTIBLE DEBT AND EQUITY FINANCINGS

2010, 2011& 2012 Private Placement Transactions

During 2010, 2011 and 2012 we entered into a series of Bridge Note and Warrant Purchase Agreements as described in detail below. On September 26, 2010, the Company’s Board approved an approximate aggregate offering amount of $3 million in secured convertible promissory notes (the “October Notes”) to be issued by January 31, 2011, including for the exchange of Bridge Notes and Deerwood Notes (as defined below) and interest on those notes. October Notes in the aggregate principal amount of $3,023,938 and warrants to purchase 168,002 shares of common stock were issued by November 12, 2010.

On November 23, 2010 the Company’s Board approved an approximate aggregate offering amount of $5 million in subordinated convertible promissory notes (the “January Notes”) to be issued by July 31, 2011. From January 20, 2011 through to April 25, 2011, the Company issued January Notes in an aggregate principal amount of $2,500,000 and warrants to purchase 138,897 shares of common stock.

On September30, 2011 the Company’s Board approved an approximate aggregate offering amount of $2 million in subordinated convertible promissory notes (the “$2M Bridge Notes”) to be issued by April 1, 2012. From October 18, 2011 through January 31, 2012, the Company issued $2M Bridge Notes in an aggregate principal amount of $2,000,000 and warrants to purchase 666,667 shares of common stock.

The securities issued under the 2010, 2011 and 2012 Bridge Note and Warrant Purchase Agreements are summarized in the following table and notes:

			As of December 31, 2011
Note Type and Investor		Amended Due Date	Balance($)	Discount ($)	Carrying Value ($)	Warrants Issued	Warrant Expiration Date

Secured 9% Notes Convertible at $3.00 (the “October Notes”) (14)(16)

John Pappajohn	(1)	10/1/2012	$761,700	$-	$761,700	126,949	9/30/2017
Deerwood Partners, LLC	(2)	10/1/2012	256,100	-	256,100	25,614	11/2/2017
Deerwood Holdings, LLC	(2)	10/1/2012	256,100	-	256,100	25,614	11/2/2017
SAIL Venture Partners, LP	(2)		-	-	-	34,152	11/2/2017
SAIL Venture Partners, LP	(3)	10/1/2012	250,000	-	250,000	41,667	9/30/2017
Fatos Mucha	(10)	10/1/2012	100,000	-	100,000	16,667	10/11/2017
Andy Sassine	(4)	10/1/2012	500,000	-	500,000	83,334	10/10/2017
JD Advisors	(10)	10/1/2012	150,000	-	150,000	25,000	10/20/2017
Queen Street Partners	(10)	10/1/2012	100,000	-	100,000	16,667	10/27/2017
BGN Acquisitions	(2)	10/1/2012	250,000	-	250,000	41,667	11/2/2017
Highland Long/Short Fund Healthcare Fund	(5)	10/1/2012	400,000	-	400,000	66,667	11/9/2017
Monarch Capital: Placement Agent Warrants	(6)		-	-	-	3,334	10/11/2015
Monarch Capital: Placement Agent Warrants	(6)		-	-	-	13,334	11/11/2015
Total Secured Convertible Promissory (October) Notes		10/1/12	$3,023,900	$-	$3,023,900	520,666	2015 - 2017

Subordinated 9% Notes Convertible at $3.00 (the “January Notes”) (15)(16)
Note Type and Investor		Amended Due Date	Balance($)	Discount ($)	Carrying Value ($)	Warrants Issued	Warrant Expiration Date
Meyer Proler MD	(7)	10/1/2012	$50,000	$0	$50,000	8,334	1/19/2018
William F. Grieco	(10)	10/1/2012	100,000	(8,300)	91,700	16,667	2/2/2018
Edward L. Scanlon	(10)	10/1/2012	200,000	(16,700)	183,300	33,334	2/6/2018
Robert Frommer Family Trust	(8)	10/1/2012	50,000	(700)	49,300	8,334	2/14/2018
Paul Buck	(9)	10/1/2012	50,000	(700)	49,300	8,334	2/14/2018
Andy Sassine	(4)	10/1/2012	200,000	(25,000)	175,000	33,334	2/22/2018
SAIL Venture Partners, LP	(3)	10/1/2012	187,500	(31,300)	156,200	31,250	2/26/2018
SAIL 2010 Co-Investment Partners, LP	(3)	10/1/2012	62,500	(10,400)	52,100	10,417	2/26/2018
Highland Long/Short Healthcare Fund	(5)	10/1/2012	400,000	(66,700)	333,300	66,667	2/26/2018
Monarch Capital: Placement Agent Warrants	(6)	10/1/2012	-	-	-	18,334	2/27/2016
Rajiv Kaul	(10)	10/1/2012	100,000	(16,700)	83,300	16,667	3/2/2018
Meyer Proler MD	(7)	10/1/2012	50,000	(14,600)	35,400	8,334	04/04/2018
SAIL Venture Partners, LP	(3)	10/1/2012	250,000	(72,900)	177,100	41,667	04/14/2018
SAIL 2010 Co-Investment Partners, LP	(3)	10/1/2012	250,000	(72,900)	177,100	41,667	04/14/2018
John M Pulos	(10)	10/1/2012	150,000	(43,750)	106,200	25,000	04/21/2018
SAIL Venture Partners, LP	(3)	10/1/2012	125,000	(36,400)	88,600	20,834	04/24/2018
SAIL 2010 Co-Investment Partners, LP	(3)	10/1/2012	125,000	(36,400)	88,600	20,834	04/24/2018
Cummings Bay Capital LP	(5)	10/1/2012	150,000	(43,750)	106,200	25,000	04/24/2018
Monarch Capital: Placement Agent Warrants	(6)		-	-	-	6,667	04/24/2016
Antaeus Capital: Placement Agent Warrants	(11)		-	-	-	5,000	04/21/2016
Total Subordinated Secured Convertible Promissory (January) Notes		10/1/2012	$2,500,000	$(497,200)	$2,002,700	446,675	2016 - 2018

Subordinated 9% Notes Convertible at $3.00 (the “$2M Bridge ”) (17)
Note Type and Investor		Amended Due Date	Balance($)	Discount ($)	Carrying Value ($)	Warrants Issued	Warrant Expiration Date

John Pappajohn	(1)	10/18/2011	250,000	(197,900)	52,100	83,334	10/17/2016
Jordan Family, LLC	(12)	10/31/2011	20,000	(16,700)	3,300	6,667	10/30/2016
Larry Hopfenspirger	(12)	11/10/2011	60,000	(52,500)	7,500	20,000	11/9/2016
John Pappajohn	(1)	11/10/2011	250,000	(218,700)	31,300	83,334	11/9/2016
Zanett Opportunity Fund, Ltd	(13)	11/17/2011	250,000	(218,700)	31,300	83,334	11/16/2016
John Pappajohn	(1)	12/27/2011	250,000	(250,000)	-	83,334	12/26/2016
Monarch Capital: Placement Agent Warrants	(6)		-	-	-	2,667	12/15/2016

Total Subordinated Secured Convertible Promissory ($2M Bridge) Notes			$1,080,000	$(954,500)	$125,500	362,670
Total Subordinated Secured Convertible Promissory Notes			$3,580,000	$(1,451,700)	$2,128,200	809,345

Total			$6,603,900	$(1,451,700)	$5,152,100	1,330,011

(1)	Mr. John Pappajohn is a Director of the Company. On June 3, 2010, we entered into a Bridge Note and Warrant Purchase Agreement with John Pappajohn to purchase two secured promissory notes (each, a “Bridge Note”) in the aggregate principal amount of $500,000, with each Bridge Note in the principal amount of $250,000 maturing on December 2, 2010. On June 3, 2010, Mr. Pappajohn loaned the Company $250,000 in exchange for the first Bridge Note (there were no warrants issued in connection with this first note) and on July 25, 2010, Mr. Pappajohn loaned the Company $250,000 in exchange for the second Bridge Note. In connection with his purchase of the second Bridge Note, Mr. Pappajohn received a warrant to purchase up to 8,334 shares of our common stock. The exercise price of the warrant (subject to anti-dilution adjustments, including for issuances of securities at prices below the then-effective exercise price) was $15.00 per share. Pursuant to a separate agreement that we entered into with Mr. Pappajohn on July 25, 2010, we granted him a right to convert his Bridge Notes into shares of our common stock at a conversion price of $15.00. The conversion price was subject to customary anti-dilution adjustments, but would never be less than $9.00. Each Bridge Note accrued interest at a rate of 9% per annum.

On October 1, 2010, we entered into a Note and Warrant Purchase Agreement (the “October Purchase Agreement”) with John Pappajohn, pursuant to which we issued to Mr. Pappajohn October Notes in the aggregate principal amount of $761,700 and warrants to purchase up to 126,949 shares of common stock. The Company received $250,000 in gross proceeds from the issuance of October Notes in the aggregate principal amount of $250,000 and related warrants to purchase up to 41,667 shares. We also issued October Notes in the aggregate principal amount of $511,700, and related warrants to purchase up to 85,282 shares, to Mr. Pappajohn in exchange for the cancellation of the two Bridge Notes originally issued to him on June 3, 2010 and July 25, 2010 in the aggregate principal amount of $500,000 (and accrued and unpaid interest on those notes) and a warrant to purchase up to 8,334 shares originally issued to him on July 25, 2010. The transaction closed on October 1, 2010.

On October 18, 2011, the Company entered into a new note and warrant purchase agreement in connection with a $2 million bridge financing (the “$2M Bridge Financing”), with John Pappajohn.  Pursuant to the agreement, the Company issued subordinated secured convertible notes (the “$2M Bridge Notes”) in the aggregate principal amount of $250,000 and warrants to purchase 41,667 shares of common stock to Mr. Pappajohn for gross proceeds to the Company of $250,000.

The new note and warrant purchase agreement initially provided for the issuance and sale of $2M Bridge Notes in the aggregate principal amount of up to $2,000,000, and warrants to purchase a number of shares corresponding to 50% of the number of shares issuable on conversion of the $2M Bridge Notes, in one or multiple closings to occur no later than April 1, 2012. On November 11, 2011, the Company entered into an Amended and Restated Note and Warrant Purchase Agreement (the “$2M Bridge Financing Purchase Agreement”) in connection with the Bridge Financing, which amended and restated the October agreement in that it increased the warrant coverage from 50% to 100%.  In addition, each holder’s option to redeem or convert their 2011 Bridge Note at the closing of the Qualified Offering (defined below) can now only be amended, waived or modified with the consent of the Company and that holder.

On each of November 10, 2011 and December 27, 2011, the Company issued a $2M Bridge Note in the aggregate principal amount of $250,000 and warrants to purchase 83,334 shares of common stock to Mr. Pappajohn for gross proceeds to the Company of $250,000. The combined aggregate amount for these two $2M Bridge Financings was $500,000 and warrants to purchase 166,668 shares of common stock for gross proceeds to the Company of $500,000.

(2)	Dr. George Kallins is a Director of the Company and together with his wife controls Deerwood Partners, LLC and Deerwood Holding, LLC. He is also the General Partner of BGN Acquisitions Ltd. LP.

On July 5, 2010 and August 20, 2010, we issued unsecured promissory notes (each, a “Deerwood Note”) in the aggregate principal amount of $500,000 to Deerwood Partners LLC and Deerwood Holdings LLC, with each investor purchasing two notes in the aggregate principal amount of $250,000.   The Deerwood Notes were to mature on December 15, 2010.  We received $250,000 in gross proceeds from the issuance of the first two notes on July 5, 2010 and another $250,000 in gross proceeds from the issuance of the second two notes on August 20, 2010.   In connection with the August 20, 2010 transaction, each of the two investors also received a warrant to purchase up to 2,500 shares of our common stock at an exercise price (subject to anti-dilution adjustments, including for issuances of securities at prices below the then-effective exercise price) of $16.80 per share.

SAIL Venture Partners L.P. (“SAIL”) issued unconditional guaranties to each of the Deerwood investors, guaranteeing the prompt and complete payment when due of all principal, interest and other amounts under each Deerwood Note.  SAIL’s general partner is SAIL Venture Partners, LLC, of which our director David Jones is a senior partner.  The obligations under each guaranty were independent of our obligations under the Deerwood Notes and separate actions could be brought against the guarantor.  We entered into an oral agreement to indemnify SAIL and grant to SAIL a security interest in our assets in connection with the guaranties. In addition, on August 20, 2010, we granted SAIL warrants to purchase up to an aggregate of 3,334 shares of common stock at an exercise price (subject to anti-dilution adjustments, including for issuances of securities at prices below the then-effective exercise price) of $16.80 per share.

Each Deerwood Note accrued interest at a rate of 9% per annum and was convertible into shares of our common stock at a conversion price of $15.00.  The conversion price was subject to customary anti-dilution adjustments, but would never be less than $9.00.

On November 3, 2010, Deerwood Partners LLC, Deerwood Holdings LLC and BGN Acquisition Ltd. LP, executed the October Purchase Agreement. In connection therewith, we issued October Notes in the aggregate principal amount of $762,200 and warrants to purchase up to 92,895 shares of common stock, as follows: (a) We received $250,000 in gross proceeds from the issuance to BGN Acquisition Ltd., LP, of October Notes in the aggregate principal amount of $250,000 and related warrants to purchase up to 41,667 shares. (b) We also issued October Notes in the aggregate principal amount of $512,200, and related warrants to purchase up to 51,228 shares, to Deerwood Holdings LLC and Deerwood Partners LLC, in exchange for the cancellation of the Deerwood Notes originally issued on July 5, 2010 and August 20, 2010 in the aggregate principal amount of $500,000 (and accrued and unpaid interest on those notes) and warrants to purchase an aggregate of up to 5,000 shares originally issued on August 20, 2010. The related guaranties and oral indemnification and security agreement that had been entered into in connection with the Deerwood Notes were likewise terminated. SAIL, of which our director David Jones is a senior partner, issued unconditional guaranties to each of the Deerwood investors, guaranteeing the prompt and complete payment when due of all principal, interest and other amounts under the October Notes issued to such investors. The obligations under each guaranty are independent of our obligations under the October Notes and separate actions may be brought against the guarantor. In connection with its serving as guarantor, we granted SAIL warrants to purchase up to an aggregate of 34,152 shares of common stock. The warrants to purchase 3,334 shares of common stock previously granted to SAIL on August 20, 2010 were canceled.

(3)	Mr. Dave Jones is a Director of the Company and is a senior partner of the general partner of SAIL Venture Partners, LP. ofwhich SAIL 2010 Co-Investment Partners, L.P. is an affiliate.

(4)	Mr. Andy Sassine is an accredited investor and has become a beneficial owner of more than 5% of our outstanding common stock.

(5)	Highland Long/Short Healthcare Fund is affiliated with Cummings Bay Capital LP. Both individually and in the aggregate with Cummings Bay Capital LP, Highland Long/Short Healthcare Fund has become the beneficial owner of more than 5% of our outstanding common stock.
(6)	Monarch Capital Group LLC (“Monarch”) acted as non-exclusive placement agent with respect to the October 12, 2010 placement of October Notes in the aggregate principal amount of $100,000 and related warrants, pursuant to an engagement agreement, dated September 30, 2010, between the Company and Monarch. Under the engagement agreement, in return for its services as non-exclusive placement agent, Monarch was entitled to receive (a) a cash fee equal to 10% of the gross proceeds raised from the sale of October Notes to investors introduced to the Company by Monarch; (b) a cash expense allowance equal to 2% of the gross proceeds raised from the sale of October Notes to such investors; and (c) five-year warrants (the “2010 Placement Agent Warrants”) to purchase common stock of the Company equal to 10% of the shares issuable upon conversion of October Notes issued to such investors. In connection with the closings of October 12, 2010 andNovember 11, 2010 Monarch received a cash fee of $60,000 and a cash expense allowance of $10,000 and, on October 25, 2010, received 2010 Placement Agent Warrants to purchase 16,668 shares of the Company’s common stock at an exercise price of $3.00 per share.

Monarch has also acted as non-exclusive placement agent with respect to the placement of January Notes in the aggregate principal amount of $550,000 and related warrants, pursuant to an engagement agreement, dated January 19, 2011 which has the same terms as the September 30, 2010 agreement between the Company and Monarch. In connection with acting as nonexclusive placement agent with respect to January Notes in the aggregate principal amount of $550,000 and related warrants, Monarch received aggregate cash fees of $55,000 and an aggregate cash expense allowance of $11,000 and five-year warrants (the “2011 Placement Agent Warrants”) to purchase an aggregate of up to 18,334 shares of the Company’s common stock at an exercise price of $3.00 per share. The 2011 Placement Agent Warrants have an exercise price equal to 110% of the conversion price of the January Notes and an exercise period of five years. The terms of the 2011 Placement Agent Warrants, except for the exercise price and period, are identical to the terms of the warrants related to the January Notes.

Monarch has acted as non-exclusive placement agent with respect to the placement of certain of the abovementioned January Notes in the aggregate principal amount of $200,000 and related warrants, pursuant to an engagement agreement, dated January 19, 2011 which has the same terms as the abovementioned September 30, 2010 agreement between the Company and Monarch. In connection with acting as nonexclusive placement agent with respect to two January Notes dated April 5, 2011 and April 25, 2011 in the aggregate principal amount of $200,000 and related warrants, Monarch received aggregate cash fees of $20,000 and an aggregate cash expense allowance of $4,000 and 2011 Placement Agent Warrants to purchase an aggregate of up to 6,667 shares of the Company’s common stock at an exercise price of $3.00 per share.

Monarch has also acted as non-exclusive placement agent with respect to the placement of $2M Bridge Notes in the aggregate principal amount of $80,000 and related warrants, pursuant to an engagement agreement, dated October 20, 2011 which has the same terms as the September 30, 2010 agreement between the Company and Monarch except that placement agent warrants have the same exercise price and term as the investor warrants. In connection with acting as nonexclusive placement agent with respect to $2M Bridge Notes in the aggregate principal amount of $80,000 and related warrants, Monarch received aggregate cash fees of $8,000 and an aggregate cash expense allowance of $1,600 and five-year warrants to purchase an aggregate of up to 2,667 shares of the Company’s common stock at an exercise price of $3.00 per share.

(7)	Dr. Meyer Proler is an accredited investor who provides medical consulting services to the Company.

(8)	The Robert Frommer Family Trust is an accredited investor, the trustee of which is the father-in-law of the Company’s Chief Executive Officer, George Carpenter.

(9)	Mr. Paul Buck is the Chief Financial Officer of the Company.

(10)	All these investors are accredited.

(11)	Antaeus Capital, Inc. acted as non-exclusive placement agent with respect to the placement of January Notes. in the aggregate principal amount of $150,000 and related warrants, pursuant to an engagement agreement, dated April 15, 2011, between the Company and Antaeus. Under the engagement agreement, in return for its services as non-exclusive placement agent, Antaeus is entitled to receive (a) a cash fee equal to 10% of the gross proceeds raised from the sale of January Notes to investors introduced to the Company by Antaeus; and (b) 2011 Placement Agent Warrants to purchase the Company’s common stock equal to 10% of the gross amount of securities sold to such investors. In connection with acting as nonexclusive placement agent with respect to January Notes in the aggregate principal amount of $150,000 and related warrants, Antaeus received aggregate cash fees of $15,000 and 2011 Placement Agent Warrants to purchase an aggregate of up to 5,000 shares of the Company’s common stock at an exercise price of $3.00 per share.

(12)	Intentionally Omitted.

(13)	On November 17, 2011, Zanett Opportunity Fund, Ltd., a Bermuda corporation for which McAdoo Capital, Inc. is the investment manager, purchased 2011 Bridge Notes in the aggregate principal amount of $250,000 and warrants to purchase 83,334 shares of common stock for cash payments aggregating $250,000. Mr. McAdoo is the president and owner of McAdoo Capital, Inc. On November 21, 2011, the Board of Directors elected Zachary McAdoo to the Board. Mr. McAdoo also serves as Chairman of the Board’s Audit Committee.

(14)	The October Notes:The October Purchase Agreement provides for the issuance and sale of October Notes, for cash or in exchange for outstanding convertible notes, in the aggregate principal amount of up to $3,000,000 plus an amount corresponding to accrued and unpaid interest on any exchanged notes, and warrants to purchase a number of shares corresponding to 50% of the number of shares issuable on conversion of the October Notes. The agreement provides for multiple closings, but mandates that no closings may occur after January 31, 2011. The October Purchase Agreement also provides that the Company and the holders of the October Notes will enter into a registration rights agreement covering the registration of the resale of the shares underlying the October Notes and the related warrants.

The October Notes mature one year from the date of issuance (subject to earlier conversion or prepayment), earn interest equal to 9% per year with interest payable at maturity, and are convertible into shares of common stock of the Company at a conversion price of $9.00. The conversion price is subject to adjustment upon (i) the subdivision or combination of, or stock dividends paid on, the common stock; (ii) the issuance of cash dividends and distributions on the common stock; (iii) the distribution of other capital stock, indebtedness or other non-cash assets; and (iv) the completion of a financing at a price below the conversion price then in effect. The October Notes are furthermore convertible, at the option of the holder, into securities to be issued in subsequent financings at the lower of the then-applicable conversion price or price per share payable by purchasers of such securities. The October Notes can be declared due and payable upon an event of default, defined in the October Notes to occur, among other things, if the Company fails to pay principal and interest when due, in the case of voluntary or involuntary bankruptcy or if the Company fails to perform any covenant or agreement as required by the October Note.

Our obligations under the terms of the October Notes are secured by a security interest in the tangible and intangible assets of the Company, pursuant to a Security Agreement, dated as of October 1, 2010, by and between the Company and John Pappajohn, as administrative agent for the holders of the October Notes. The agreement and corresponding security interest terminate if and when holders of a majority of the aggregate principal amount of October Notes issued have converted their October Notes into shares of common stock.

The warrants related to the October Notes expire seven years from the date of issuance and are exercisable for shares of common stock of the Company at an exercise price of $9.00. Exercise price and number of shares issuable upon exercise are subject to adjustment (1) upon the subdivision or combination of, or stock dividends paid on, the common stock; (2) in case of any reclassification, capital reorganization or change in capital stock and (3) upon the completion of a financing at a price below the exercise price then in effect. Any provision of the October Notes or related warrants can be amended, waived or modified upon the written consent of the Company and holders of a majority of the aggregate principal amount of such notes outstanding. Any such consent will affect all October Notes or warrants, as the case may be, and will be binding on all holders thereof.

The October Notes were subsequently amended as detailed in (16) below.

(15)	The January Notes: The 2011Note and Warrant Purchase Agreement (the” January Purchase Agreement”) provides for the issuance and sale of January Notes in the aggregate principal amount of up to $5,000,000, and warrants to purchase a number of shares corresponding to 50% of the number of shares issuable on conversion of the January Notes, in one or multiple closings to occur no later than July 31, 2011. The January Purchase Agreement also provides that the Company and the holders of the January Notes will enter into a registration rights agreement covering the registration of the resale of the shares underlying the January Notes and the related warrants.

The terms of the January Notes are identical to the terms of the October Notes, except that (i) the January Notes are not secured by any of the Company’s assets, (ii) the January Notes are subordinated in all respects to the Company’s obligations under the October Notes and the related guaranties issued to certain investors by SAIL and (iii) the Company is not subject to a restrictive covenant to the use of proceeds from the sale of the January Notes only for current operations.  The terms of the new warrants are identical to the terms of the warrants issued in connection with the October Notes.

The January Notes were subsequently amended as detailed in (16) below.

(16)	Amendment of the October Notes and the January Notes: On October 11, 2011, we, with the consent of holders of a majority in aggregate principal amount outstanding (the “Majority Holders”) of our outstanding January Notes, amended all of the January Notes to extend the maturity of such notes until October 1, 2012. The amendment, which is effective as of September 30, 2011, also added a mandatory conversion provision to the terms of the January Notes. Under that provision, the January Notes would be automatically converted upon the closing of a public offering by the Company of shares of its common stock and/or other securities with gross proceeds to the Company of at least $10 million (the “Qualified Offering”). If the public offering price is less than the conversion price then in effect, the conversion price will be adjusted to match the public offering price (the “Qualified Offering Price”). Pursuant to the terms of the amendment, the January Notes would receive a second position security interest in the assets of the Company (including its intellectual property). The Majority Holders of the January Notes also consented to the terms of a new $2 million bridge financing (the “$2M Bridge Financing”) and to granting the investors in such financing a second position security interest in the assets of the Company (including its intellectual property) that is pari passu with the second position security interest received by the holders of the January Notes.

On October 12, 2011, the Company, with the consent of the Majority Holders of its October Notes, amended all of the October Notes to extend the maturity of such notes until October 1, 2012.  The amendment, which is effective as of September 30, 2011, also added the same mandatory conversion and conversion price adjustment provisions to the terms of the October Notes as were added to the terms of the January Notes.    The Majority Holders of the October Notes also consented to the terms of the Bridge Financing and to granting the investors in such financing as well as the holders of the Company’s January Notes a second position security interest in the assets of the Company (including its intellectual property).  The guaranties that had been issued in 2010 to certain October Note investors by SAIL Venture Partners, L.P. were extended accordingly.

Pursuant to the agreements amending the October Notes and January Notes (the “Amendment and Conversion Agreements”), the exercise price of the warrants that were issued in connection with the October Notes and the January Notes (the “Outstanding Warrants”) will be adjusted to match the Qualified Offering Price, if such price is lower than the exercise price then in effect. The Company agreed to issue to each holder of the October Notes and January Notes, as consideration for the above, warrants to purchase a number of shares of common stock equal to 30% of the number of shares of common stock to be received by each holder upon conversion of their notes at the closing of the Qualified Offering (the “Consideration Warrants”).  The Consideration Warrants would be issued after the Qualified Offering and would have the same terms as the Outstanding Warrants, as amended.

As a result of the issuance of $2M Bridge Notes (mentioned below) at a conversion price of $3.00 and the associated warrants to purchase common stock at an exercise price of $3.00, the ratchet provision in the October Notes and January Notes was triggered, with the result that the conversion price of such notes was lowered from $9.00 to $3.00, the exercise price of the associated warrants was lowered from $9.00 to $3.00 per share, and the number of shares underlying such notes and warrants was proportionately increased.

The Amended and Restated Security Agreement, dated as of September 30, 2011, between the Company and Paul Buck, as administrative agent for the secured parties (the “Amended and Restated Security Agreement”), which replaces the existing security agreement from 2010, and the corresponding security interest terminate (1) with respect to the October Notes, if and when holders of a majority of the aggregate principal amount of October Notes issued have converted their notes into shares of common stock and, (2) with respect to the January Notes and the $2M Bridge Notes (defined below), if and when holders of a majority of the aggregate principal amount of January Notes and $2M Bridge Notes (on a combined basis) have converted their notes.

The Company evaluated the Amendment and Conversion Agreements, effective September 30, 2011 and the October Purchase Agreement, effective September 30, 2010, under ASC 470-50-40 “Extinguishments of Debt” (“ASC 470”). ASC 470 requires modifications to debt instruments to be evaluated to assess whether the modifications are considered “substantial modifications”. A substantial modification of terms shall be accounted for like an extinguishment. For extinguished debt, a difference between the re-acquisition price and the net carrying amount of the extinguished debt shall be recognized currently in income of the period of extinguishment as losses or gains. The Company noted the change in terms per the Amendment and Conversion Agreements and the October Purchase Agreement, met the criteria for substantial modification under ASC 470, and accordingly treated the modification as extinguishment of the original convertible notes, replaced by the new convertible notes under the modified terms. The Company recorded a loss on extinguishment of debt of $1,968,000 and $1,094,300 for the years ended September 30, 2011 and 2010, respectively.

(17)	The $2M Bridge Notes: The $2M Bridge Financing Purchase Agreement provides for the issuance and sale of $2M Bridge Notes (including the notes issued in October 2011) in the aggregate principal amount of up to $2,000,000, and warrants to purchase a number of shares corresponding to 100% of the number of shares issuable on conversion of the Bridge Notes, in one or multiple closings to occur no later than April 1, 2012. The $2M Bridge Financing Purchase Agreement also provides that the Company and the holders of the $2M Bridge Notes will enter into a registration rights agreement covering the registration of the resale of the shares underlying the $2M Bridge Notes and the related warrants.

The $2M Bridge Notes mature one year from the date of issuance (subject to earlier conversion or prepayment), earn interest equal to 9% per year with interest payable at maturity, are convertible into shares of common stock of the Company at a conversion price of $3.00, are secured by a second position security interest in the Company’s assets that is pari passu with the interest recently granted to the holders of the January Notes, are subordinated in all respects to the Company’s obligations under its October Notes and the related guaranties issued to certain investors by SAIL Venture Partners, L.P. and are pari passu to the obligations under the January Notes. The second position security interest is governed by the amended and restated security agreement, dated as of September 30, 2011, between the Company and Paul Buck, as administrative agent for the secured parties (the “Amended and Restated Security Agreement”), which replaced the security agreement entered into in connection with the issuance of the October Notes in 2010.

The conversion price of the $2M Bridge Notes is subject to adjustment upon (1) the subdivision or combination of, or stock dividends paid on, the common stock; (2) the issuance of cash dividends and distributions on the common stock; (3) the distribution of other capital stock, indebtedness or other non-cash assets; and (4) the completion of a financing at a price below the conversion price then in effect. At the closing of a public offering by the Company of shares of its common stock and/or other securities with gross proceeds to the Company of at least $10 million (the “Qualified Offering”), each $2M Bridge Note will be either redeemed or converted (in whole or in part) at a conversion price equal to the lesser of the public offering price or the conversion price then in effect, with the choice between redemption and conversion being at the sole option of the holder. The $2M Bridge Notes can be declared due and payable upon an event of default, defined in the $2M Bridge Notes to occur, among other things, if the Company fails to pay principal and interest when due, in the case of voluntary or involuntary bankruptcy or if the Company fails to perform any covenant or agreement as required by the $2M Bridge Note or materially breaches any representation or warranty in the $2M Bridge Note or the $2M Bridge Financing Purchase Agreement.

The warrants related to the $2M Bridge Notes expire five years from the date of issuance and are exercisable for shares of common stock of the Company at an exercise price of $3.00. Exercise price and number of shares issuable upon exercise are subject to adjustment (1) upon the subdivision or combination of, or stock dividends paid on, the common stock; (2) in case of any reclassification, capital reorganization or change in capital stock and (3) upon the completion of a financing at a price below the exercise price then in effect (including the Qualified Offering), except that subsequent to the Qualified Offering, the exercise price will not be adjusted for any further financings.  The warrants contain a cashless exercise provision.

With the exception of each holder’s option to redeem or convert their $2M Bridge Note at the closing of the Qualified Offering, any provision of the $2M Bridge Notes or related warrants can be amended, waived or modified upon the written consent of the Company and holders of a majority of the aggregate principal amount of such notes outstanding. Any such majority consent will affect all $2M Bridge Notes or warrants, as the case may be, and will be binding on the Company and all holders of the $2M Bridge Notes or warrants. Each holder’s option to redeem or convert the $2M Bridge Note at the closing of the Qualified Offering cannot be amended, waived or modified without the written consent of the Company and such holder and such amendment, waiver or modification will be binding only on the Company and such holder.

The Amended and Restated Security Agreement and the corresponding security interest terminate (1) with respect to the October Notes, if and when holders of a majority of the aggregate principal amount of October Notes issued have converted their notes into shares of common stock and (2) with respect to the January Notes and 2011 Bridge Notes, if and when holders of a majority of the aggregate principal amount of January Notes and 2011 Bridge Notes (on a combined basis) have converted their notes.

As of December 31, 2011 outstanding secured convertible promissory notes (October Notes) were $3,023,900 (including $23,900 corresponding to accrued and unpaid interest on the exchanged notes) and debt discount was $0. During the three months ended December 31, 2011 the Company amortized $155,700 of the debt discount.

As of December 31, 2011 outstanding secured subordinated convertible promissory notes (January Notes) were $2,500,000 and debt discount was $497,200. During the three months ended December 31, 2011 the Company amortized $608,000 of the debt discount.

As of December 31, 2011 outstanding secured subordinated convertible promissory notes ($2M Bridge Notes) were $1,080,000 and debt discount was $954,500. During the three months ended December 31, 2011 the Company amortized $125,500 of the debt discount.

The combined outstanding secured and subordinated secured convertible promissory notes as of December 31, 2011 were $6,603,900 and debt discounts were $1,451,700. During the three months ended December 31, 2011 the Company amortized $899,200 of the debt discount.

In connection with our now withdrawnapplication to list our securities on the TSXV and the contemplated public offering of securities in Canada and the United States, we entered into the following agreements on June 3, 2011 with holders of 100% of our 2010 Placement Agent Warrants and 2011 Placement Agent Warrants initially issued to Monarch Capital Group LLC and Antaeus Capital, Inc. have agreed to amend such warrants to remove full ratchet anti-dilution protection from the terms of the warrants. This amendment is conditioned on the closing of the proposed offering, provided that the proposed offering yields gross proceeds to the Company of at least $10 million, and is effective immediately prior to the closing of the proposed offering. As consideration for this amendment, we expect to issue warrants to purchase an aggregate of 11,667 shares of our common stock to such holders (after adjustment for the anti-dilution ratchet), with each holder receiving a warrant to purchase a number of shares of common stock corresponding to 25% of the number of shares issuable upon exercise of their placement agent warrants.

In September 2011, it was determined that proceeding with the contemplated public offering of securities in Canada and listing on the TSXV was not viable due to the highly volatile market conditions at that time and the decision was made to terminate the offering.

Assuming the Qualified Offering had been consummated on December 31, 2011, October and January Notes in the aggregate principal amount and accrued interest through December 31, 2011 of approximately $6,035,400 would have been automatically converted into 2,011,773 shares of our common stock and Consideration Warrants would have been issued to purchase an aggregate of 603,533 shares of our common stock. Additionally, if the $2M Bridge Note holders would also elect to convert their $2M Bridge Notes in full at the time of the Qualified Offering, a further $1,091,900, including interest, would have been converted into 363,959 shares of our common stock.

3.	CONVERTIBLE DEBT AND EQUITY FINANCINGS

 2009 Private Placement Transactions (“Maxim PIPE”)

On August 26, 2009, we received gross proceeds of approximately $2,043,000 in the first closing of our private placement transaction (also referred to as the Maxim PIPE), with six accredited investors.  Pursuant to Subscription Agreements entered into with the investors, we sold approximately 38 Investment Units at $54,000 per Investment Unit.  Each “Investment Unit” consists of 6,000 shares of our common stock and a five year non-callable warrant to purchase 3,000 shares of our common stock at an exercise price of $9.00 per share.  After commissions and expenses, we received net proceeds of approximately $1,792,300 upon the first closing of our private placement.  On December 24, 2009, we had a second closing of our private placement in which we received additional gross proceeds of approximately $2,996,000 from 24 accredited investors.  At the second closing, we sold approximately 55 Investment Units on the same terms and conditions as the Investment Units sold at the first closing.  After commissions and expenses, we received net proceeds of approximately $2,650,400 in connection with this second closing of our private placement.  On December 31, 2009, we had a third closing of our private placement in which we received additional gross proceeds of approximately $432,000 from five accredited investors.  At the third closing, we sold eight Investment Units on the same terms and conditions as the Investment Units sold at the first closing. After commissions and expenses, we received net proceeds of approximately $380,200 in connection with this third closing of our private placement.  On January 4, 2010, the Company completed its fourth and final closing of its private placement, resulting in additional gross proceeds to the Company of $108,000 from two accredited investors.  At this fourth closing, we sold two Investment Units on the same terms and conditions as the Investment Units sold at the first closing. After commissions and expenses, we received net proceeds of approximately $95,000 in connection with this final closing of our private placement

2010 & 2011 Private Placement Transactions

During 2010 and 2011 we entered into a series of Bridge Note and Warrant Purchase Agreements as described in detail below. On September 26, 2010, the Company’s Board approved an approximate aggregate offering amount of $3 million in secured convertible promissory notes (the “October Notes”) by January 31, 2011, including for the exchange of Bridge Notes and Deerwood Notes (as defined below) and interest on those notes. The fund raising efforts were successful and new notes in the aggregate principal amount of $3,023,938 and warrants to purchase 168,002 shares of common stock were issued by November 12, 2010.

On November 23, 2010 the Company’s Board approved an approximate aggregate offering amount of $5 million in subordinated convertible promissory notes (the “January Notes”) by July 31, 2011. From January 20, 2011 through to April 25, 2011, the Company issued January Notes in an aggregate principal amount of $2,500,000 and warrants to purchase 138,897 shares of common stock to twelve accredited investors.

The securities issued under the 2010 and 2011 Bridge Note and Warrant Purchase Agreements are summarized in the following table and notes:

			As of September 30, 2011
Note Type and Investor		Amended Due Date	Balance($)	Discount ($)	Carrying Value ($)	Warrants Issued	Warrant Expiration Date

Secured 9% Notes Convertible at $9.00 (the “October Notes”) (12)

John Pappajohn	(1)	10/1/2012	$761,700	$-	$761,700	42,317	9/30/2017
Deerwood Partners, LLC	(2)	10/1/2012	256,100	(32,000)	224,100	8,538	11/2/2017
Deerwood Holdings, LLC	(2)	10/1/2012	256,100	(32,000)	224,100	8,538	11/2/2017
SAIL Venture Partners, LP	(2)		-	-	-	11,384	11/2/2017
SAIL Venture Partners, LP	(3)	10/1/2012	250,000	-	250,000	13,889	9/30/2017
Fatos Mucha	(10)	10/1/2012	100,000	-	100,000	5,556	10/11/2017
Andy Sassine	(4)	10/1/2012	500,000	-	500,000	27,778	10/10/2017
JD Advisors	(10)	10/1/2012	150,000	(6,300)	143,700	8,334	10/20/2017
Queen Street Partners	(10)	10/1/2012	100,000	(4,200)	95,800	5,556	10/27/2017
BGN Acquisitions	(2)	10/1/2012	250,000	(31,200)	218,800	13,889	11/2/2017
Highland Long/Short Fund Healthcare Fund	(5)	10/1/2012	400,000	(50,000)	350,000	22,223	11/9/2017
Monarch Capital: Placement Agent Warrants	(6)		-	-	-	1,112	10/11/2015
Monarch Capital: Placement Agent Warrants	(6)		-	-	-	4,446	11/11/2015
Total Secured Convertible Promissory notes		10/1/12	$3,023,900	$(155,700)	$2,868,200	173,560	2015 - 2017

Subordinated 9% Notes Convertible at $9.00 (the “January Notes”) (13)
Note Type and Investor		Amended Due Date	Balance($)	Discount ($)	Carrying Value ($)	Warrants Issued	Warrant Expiration Date
Meyer Proler MD	(7)	10/1/2012	$50,000.00	$(12,500)	$37,500	2,778	1/19/2018
William F. Grieco	(10)	10/1/2012	100,000.00	(33,300)	66,700	5,556	2/2/2018
Edward L. Scanlon	(10)	10/1/2012	200,000.00	(66,700)	133,300	11,112	2/6/2018
Robert Frommer Family Trust	(8)	10/1/2012	50,000.00	(4,700)	45,300	2,778	2/14/2018
Paul Buck	(9)	10/1/2012	50,000.00	(4,700)	45,300	2,778	2/14/2018
Andy Sassine	(4)	10/1/2012	200,000.00	(75,000)	125,000	11,112	2/22/2018
SAIL Venture Partners, LP	(3)	10/1/2012	187,500.00	(78,100)	109,400	10,417	2/26/2018
SAIL 2010 Co-Investment Partners, LP	(3)	10/1/2012	62,500.00	(26,000)	36,500	3,473	2/26/2018
Highland Long/Short Healthcare Fund	(5)	10/1/2012	400,000.00	(166,700)	233,300	22,223	2/26/2018
Monarch Capital: Placement Agent Warrants	(6)	10/1/2012	-	-	-	6,112	2/27/2016
Rajiv Kaul	(10)	10/1/2012	100,000.00	(41,700)	58,300	5,556	3/2/2018
Meyer Proler MD	(7)	10/1/2012	50,000	(27,100)	22,900	2,778	04/04/2018
SAIL Venture Partners, LP	(3)	10/1/2012	250,000	(135,400)	114,600	13,889	04/14/2018
SAIL 2010 Co-Investment Partners, LP	(3)	10/1/2012	250,000	(135,400)	114,600	13,889	04/14/2018
John M Pulos	(10)	10/1/2012	150,000	(81,300)	68,700	8,334	04/21/2018
SAIL Venture Partners, LP	(3)	10/1/2012	125,000	(67,700)	57,300	6,945	04/24/2018
SAIL 2010 Co-Investment Partners, LP	(3)	10/1/2012	125,000	(67,700)	57,300	6,945	04/24/2018
Cummings Bay Capital LP	(5)	10/1/2012	150,000	(81,200)	68,800	8,334	04/24/2018
Monarch Capital: Placement Agent Warrants	(6)		-	-	-	2,223	04/24/2016
Antaeus Capital: Placement Agent Warrants	(11)		-	-	-	1,667	04/21/2016
Total Subordinated Convertible Promissory notes		10/1/2012	$2,500,000	$(1,105,200)	$1,394,800	148,899	2016 - 2018

Totals			$5,523,900	$(1,260,900)	$4,263,000	322,459

(1)	Mr. John Pappajohn is a Director of the Company. On June 3, 2010, we entered into a Bridge Note and Warrant Purchase Agreement with John Pappajohn to purchase two secured promissory notes (each, a “Bridge Note”) in the aggregate principal amount of $500,000, with each Bridge Note in the principal amount of $250,000 maturing on December 2, 2010. On June 3, 2010, Mr. Pappajohn loaned the Company $250,000 in exchange for the first Bridge Note (there were no warrants issued in connection with this first note) and on July 25, 2010, Mr. Pappajohn loaned the Company $250,000 in exchange for the second Bridge Note. In connection with his purchase of the second Bridge Note, Mr. Pappajohn received a warrant to purchase up to 8,334 shares of our common stock. The exercise price of the warrant (subject to anti-dilution adjustments, including for issuances of securities at prices below the then-effective exercise price) was $15.00 per share. Pursuant to a separate agreement that we entered into with Mr. Pappajohn on July 25, 2010, we granted him a right to convert his Bridge Notes into shares of our common stock at a conversion price of $15.00. The conversion price was subject to customary anti-dilution adjustments, but would never be less than $9.00. Each Bridge Note accrued interest at a rate of 9% per annum.

On October 1, 2010, we entered into a Note and Warrant Purchase Agreement (the “October Purchase Agreement”) with John Pappajohn, pursuant to which we issued to Mr. Pappajohn October Notes in the aggregate principal amount of $761,700 and warrants to purchase up to 42,317 shares of common stock. The Company received $250,000 in gross proceeds from the issuance of October Notes in the aggregate principal amount of $250,000 and related warrants to purchase up to 13,889 shares. We also issued October Notes in the aggregate principal amount of $511,700, and related warrants to purchase up to 28,428 shares, to Mr. Pappajohn in exchange for the cancellation of the two Bridge Notes originally issued to him on June 3, 2010 and July 25, 2010 in the aggregate principal amount of $500,000 (and accrued and unpaid interest on those notes) and a warrant to purchase up to 8,334 shares originally issued to him on July 25, 2010. The transaction closed on October 1, 2010.

(2)	Dr. George Kallins is a Director of the Company and together with his wife controls Deerwood Partners, LLC and Deerwood Holding, LLC. He is also the General Partner of BGN Acquisitions Ltd. LP.

On July 5, 2010 and August 20, 2010, we issued unsecured promissory notes (each, a “Deerwood Note”) in the aggregate principal amount of $500,000 to Deerwood Partners LLC and Deerwood Holdings LLC, with each investor purchasing two notes in the aggregate principal amount of $250,000.   The Deerwood Notes were to mature on December 15, 2010.  We received $250,000 in gross proceeds from the issuance of the first two notes on July 5, 2010 and another $250,000 in gross proceeds from the issuance of the second two notes on August 20, 2010.   In connection with the August 20, 2010 transaction, each of the two investors also received a warrant to purchase up to 2,500 shares of our common stock at an exercise price (subject to anti-dilution adjustments, including for issuances of securities at prices below the then-effective exercise price) of $16.80 per share.

SAIL Venture Partners L.P. (“SAIL”) issued unconditional guaranties to each of the Deerwood investors, guaranteeing the prompt and complete payment when due of all principal, interest and other amounts under each Deerwood Note.  SAIL’s general partner is SAIL Venture Partners, LLC, of which our director David Jones is a senior partner.  The obligations under each guaranty were independent of our obligations under the Deerwood Notes and separate actions could be brought against the guarantor.  We entered into an oral agreement to indemnify SAIL and grant to SAIL a security interest in our assets in connection with the guaranties. In addition, on August 20, 2010, we granted SAIL warrants to purchase up to an aggregate of 3,334 shares of common stock at an exercise price (subject to anti-dilution adjustments, including for issuances of securities at prices below the then-effective exercise price) of $16.80 per share.

Each Deerwood Note accrued interest at a rate of 9% per annum and was convertible into shares of our common stock at a conversion price of $15.00.  The conversion price was subject to customary anti-dilution adjustments, but would never be less than $9.00.

On November 3, 2010, Deerwood Partners LLC, Deerwood Holdings LLC and BGN Acquisition Ltd. LP, executed the October Purchase Agreement. In connection therewith, we issued October Notes in the aggregate principal amount of $762,200 and warrants to purchase up to 42,348 shares of common stock, as follows: (a) We received $250,000 in gross proceeds from the issuance to BGN Acquisition Ltd., LP, of October Notes in the aggregate principal amount of $250,000 and related warrants to purchase up to 13,889 shares. (b) We also issued October Notes in the aggregate principal amount of $512,200, and related warrants to purchase up to 17,075 shares, to Deerwood Holdings LLC and Deerwood Partners LLC, in exchange for the cancellation of the Deerwood Notes originally issued on July 5, 2010 and August 20, 2010 in the aggregate principal amount of $500,000 (and accrued and unpaid interest on those notes) and warrants to purchase an aggregate of up to 5,000 shares originally issued on August 20, 2010. The related guaranties and oral indemnification and security agreement that had been entered into in connection with the Deerwood Notes were likewise terminated. SAIL, of which our director David Jones is a senior partner, issued unconditional guaranties to each of the Deerwood investors, guaranteeing the prompt and complete payment when due of all principal, interest and other amounts under the October Notes issued to such investors. The obligations under each guaranty are independent of our obligations under the October Notes and separate actions may be brought against the guarantor. In connection with its serving as guarantor, we granted SAIL warrants to purchase up to an aggregate of 11,384 shares of common stock. The warrants to purchase 3,334 shares of common stock previously granted to SAIL on August 20, 2010 were canceled.

(3)	Mr. Dave Jones is a Director of the Company and is a senior partner of the general partner of SAIL Venture Partners, LP. of which SAIL 2010 Co-Investment Partners, L.P. is an affiliate.

(4)	Mr. Andy Sassine is an accredited investor and has become a beneficial owner of more than 5% of our outstanding common stock.

(5)	Highland Long/Short Healthcare Fund, whose Portfolio Manager is Michael Gregory, has become a beneficial owner of more than 5% of our outstanding common stock. For purposes of the beneficial ownership calculations in accordance with the rules of the Securities and Exchange Commission, Mr. Gregory is deemed to have voting and investment power over the Company’s securities held by both Highland Long/Short Healthcare Fund and Cummings Bay Capital, LP.

(6)	Monarch Capital Group LLC (“Monarch”) acted as non-exclusive placement agent with respect to the October 12, 2010 placement of October Notes in the aggregate principal amount of $100,000 and related warrants, pursuant to an engagement agreement, dated September 30, 2010, between the Company and Monarch. Under the engagement agreement, in return for its services as non-exclusive placement agent, Monarch was entitled to receive (a) a cash fee equal to 10% of the gross proceeds raised from the sale of October Notes to investors introduced to the Company by Monarch; (b) a cash expense allowance equal to 2% of the gross proceeds raised from the sale of October Notes to such investors; and (c) five-year warrants (the “2010 Placement Agent Warrants”) to purchase common stock of the Company equal to 10% of the shares issuable upon conversion of October Notes issued to such investors. In connection with the October 12, 2010 closing, Monarch received a cash fee of $10,000 and a cash expense allowance of $2,000 and, on October 25, 2010, received 2010 Placement Agent Warrants to purchase 1,112 shares of the Company’s common stock at an exercise price of $9.90 per share.

Monarch has also acted as non-exclusive placement agent with respect to the placement of January Notes in the aggregate principal amount of $550,000 and related warrants, pursuant to an engagement agreement, dated January 19, 2011 which has the same terms as the September 30, 2010 agreement between the Company and Monarch. In connection with acting as nonexclusive placement agent with respect to January Notes in the aggregate principal amount of $550,000 and related warrants, Monarch received aggregate cash fees of $55,000 and an aggregate cash expense allowance of $11,000 and five-year warrants (the “2011 Placement Agent Warrants”) to purchase an aggregate of up to 6,112 shares of the Company’s common stock at an exercise price of $9.90 per share. The 2011 Placement Agent Warrants have an exercise price equal to 110% of the conversion price of the January Notes and an exercise period of five years. The terms of the 2011 Placement Agent Warrants, except for the exercise price and period, are identical to the terms of the warrants related to the January Notes.

Monarch has acted as non-exclusive placement agent with respect to the placement of certain of the abovementioned January Notes in the aggregate principal amount of $200,000 and related warrants, pursuant to an engagement agreement, dated January 19, 2011 which has the same terms as the abovementioned September 30, 2010 agreement between the Company and Monarch. In connection with acting as nonexclusive placement agent with respect to two January Notes dated April 5, 2011 and April 25, 2011 in the aggregate principal amount of $200,000 and related warrants, Monarch received aggregate cash fees of $20,000 and an aggregate cash expense allowance of $4,000 and 2011 Placement Agent Warrants to purchase an aggregate of up to 2,223 shares of the Company’s common stock at an exercise price of $9.90 per share.

(7)	Dr. Meyer Proler is an accredited investor who provides medical consulting services to the Company.

(8)	The Robert Frommer Family Trust is an accredited investor, the trustee of which is the father-in-law of the Company’s Chief Executive Officer, George Carpenter.

(9)	Mr. Paul Buck is the Chief Financial Officer of the Company.

(10)	All these investors are accredited.

(11)	Antaeus Capital, Inc. acted as non-exclusive placement agent with respect to the placement of January Notes, in the aggregate principal amount of $150,000 and related warrants, pursuant to an engagement agreement, dated April 15, 2011, between the Company and Antaeus. Under the engagement agreement, in return for its services as non-exclusive placement agent, Antaeus is entitled to receive (a) a cash fee equal to 10% of the gross proceeds raised from the sale of January Notes to investors introduced to the Company by Antaeus; and (b) 2011 Placement Agent Warrants to purchase the Company’s common stock equal to 10% of the gross amount of securities sold to such investors. In connection with acting as nonexclusive placement agent with respect to January Notes in the aggregate principal amount of $150,000 and related warrants, Antaeus received aggregate cash fees of $15,000 and 2011 Placement Agent Warrants to purchase an aggregate of up to 1,667 shares of the Company’s common stock at an exercise price of $9.90 per share.

(12)	The October Purchase Agreement provides for the issuance and sale of October Notes, for cash or in exchange for outstanding convertible notes, in the aggregate principal amount of up to $3,000,000 plus an amount corresponding to accrued and unpaid interest on any exchanged notes, and warrants to purchase a number of shares corresponding to 50% of the number of shares issuable on conversion of the October Notes. The agreement provides for multiple closings, but mandates that no closings may occur after January 31, 2011. The October Purchase Agreement also provides that the Company and the holders of the October Notes will enter into a registration rights agreement covering the registration of the resale of the shares underlying the October Notes and the related warrants.

The October Notes mature one year from the date of issuance (subject to earlier conversion or prepayment), earn interest equal to 9% per year with interest payable at maturity, and are convertible into shares of common stock of the Company at a conversion price of $9.00. The conversion price is subject to adjustment upon (i) the subdivision or combination of, or stock dividends paid on, the common stock; (ii) the issuance of cash dividends and distributions on the common stock; (iii) the distribution of other capital stock, indebtedness or other non-cash assets; and (iv) the completion of a financing at a price below the conversion price then in effect. The October Notes are furthermore convertible, at the option of the holder, into securities to be issued in subsequent financings at the lower of the then-applicable conversion price or price per share payable by purchasers of such securities. The October Notes can be declared due and payable upon an event of default, defined in the October Notes to occur, among other things, if the Company fails to pay principal and interest when due, in the case of voluntary or involuntary bankruptcy or if the Company fails to perform any covenant or agreement as required by the October Note.

Our obligations under the terms of the October Notes are secured by a security interest in the tangible and intangible assets of the Company, pursuant to a Security Agreement, dated as of October 1, 2010, by and between the Company and John Pappajohn, as administrative agent for the holders of the October Notes. The agreement and corresponding security interest terminate if and when holders of a majority of the aggregate principal amount of October Notes issued have converted their October Notes into shares of common stock.

The warrants related to the October Notes expire seven years from the date of issuance and are exercisable for shares of common stock of the Company at an exercise price of $9.00. Exercise price and number of shares issuable upon exercise are subject to adjustment (1) upon the subdivision or combination of, or stock dividends paid on, the common stock; (2) in case of any reclassification, capital reorganization or change in capital stock and (3) upon the completion of a financing at a price below the exercise price then in effect. Any provision of the October Notes or related warrants can be amended, waived or modified upon the written consent of the Company and holders of a majority of the aggregate principal amount of such notes outstanding. Any such consent will affect all October Notes or warrants, as the case may be, and will be binding on all holders thereof.

(13)	The 2011Note and Warrant Purchase Agreement (the” January Purchase Agreement”) provides for the issuance and sale of January Notes in the aggregate principal amount of up to $5,000,000, and warrants to purchase a number of shares corresponding to 50% of the number of shares issuable on conversion of the January Notes, in one or multiple closings to occur no later than July 31, 2011. The January Purchase Agreement also provides that the Company and the holders of the January Notes will enter into a registration rights agreement covering the registration of the resale of the shares underlying the January Notes and the related warrants.

The terms of the January Notes are identical to the terms of the October Notes, except that (i) the January Notes are not secured by any of the Company’s assets, (ii) the January Notes are subordinated in all respects to the Company’s obligations under the October Notes and the related guaranties issued to certain investors by SAIL and (iii) the Company is not subject to a restrictive covenant to the use of proceeds from the sale of the January Notes only for current operations.  The terms of the new warrants are identical to the terms of the warrants issued in connection with the October Notes.

As of September 30, 2011 outstanding secured convertible promissory notes (October Notes) were $3,023,900 (including $24,000 corresponding to accrued and unpaid interest on the exchanged notes) and debt discount was $155,700. During the year ended September 30, 2011 the Company amortized $2,868,200 of the debt discount.

As of September 30, 2011 outstanding unsecured convertible promissory notes (January Notes) were $2,500,000 and debt discount was $1,105,200. During the year ended September 30, 2011 the Company amortized $1,394,800 of the debt discount.

The combined outstanding secured and unsecured convertible promissory notes as of September 30, 2011 were $5,523,900 and debt discounts were $1,260,900. During the year ended September 30, 2011 the Company amortized $4,263,000 of the debt discount.

In connection with our application to list our securities on the TSXV and the contemplated public offering of securities in Canada and the United States, we have entered into the following agreements on June 3, 2011 with holders of our October Notes, January Notes, and related warrants:

1.	Holders of 100% of our 2010 Placement Agent Warrants and 2011 Placement Agent Warrants initially issued to Monarch Capital Group LLC and Antaeus Capital, Inc. have agreed to amend such warrants to remove full ratchet anti-dilution protection from the terms of the warrants. This amendment is conditioned on the closing of the proposed offering, provided that the proposed offering yields gross proceeds to the Company of at least $10 million, and is effective immediately prior to the closing of the proposed offering. As consideration for this amendment, we expect to issue warrants to purchase an aggregate of 3,889 shares of our common stock to such holders, with each holder receiving a warrant to purchase a number of shares of common stock corresponding to 25% of the number of shares issuable upon exercise of their placement agent warrants.

2.	Holders of our convertible notes in the aggregate principal amount of $5,523,900 and holders of warrants to purchase 322,459 shares of our common stock issued in connection with our convertible notes and the related guaranties (representing 100% of the aggregate principal amount of notes and related warrants outstanding), have entered into an agreement with us, which we refer to as the “Agreement to Convert and Amend”. The Agreement to Convert and Amend, was superseded by the Amendment and Conversion Agreements, detailed below.

In September 2011, it was determined that proceeding with the contemplated public offering of securities in Canada and listing on the TSXV was not viable due to the highly volatile market conditions at that time and the decision was made to terminate the offering.

On October 11, 2011, the Company, with the consent of holders of a majority in aggregate principal amount outstanding (the “Majority Holders”) of its outstanding subordinated unsecured convertible notes (the “January Notes”) amended all of the January Notes to extend the maturity of such notes until October 1, 2012.  The amendment, which is effective as of September 30, 2011, also added a mandatory conversion provision to the terms of the January Notes.  Under that provision, the January Notes would be automatically converted upon the closing of a public offering by the Company of shares of its common stock and/or other securities with gross proceeds to the Company of at least $10 million (the “Qualified Offering”).  If the public offering price is less than the conversion price then in effect, the conversion price will be adjusted to match the public offering price (the “Qualified Offering Price”).  Pursuant to the terms of the amendment, the January Notes would receive a second position security interest in the assets of the Company (including its intellectual property).  The Majority Holders of the January Notes also consented to the terms of a new $2 million bridge financing (the “Bridge Financing”) and to granting the investors in such financing a second position security interest in the assets of the Company (including its intellectual property) that is pari passu with the second position security interest received by the holders of the January Notes.

On October 12, 2011, the Company, with the consent of the Majority Holders of its senior secured convertible notes (the “October Notes”), amended all of the October Notes to extend the maturity of such notes until October 1, 2012.  The amendment, which is effective as of September 30, 2011, also added the same mandatory conversion and conversion price adjustment provisions to the terms of the October Notes as were added to the terms of the January Notes.    The Majority Holders of the October Notes also consented to the terms of the Bridge Financing and to granting the investors in such financing as well as the holders of the Company’s January Notes a second position security interest in the assets of the Company (including its intellectual property).  The guaranties that had been issued in 2010 to certain October Note investors by SAIL Venture Partners, L.P. were extended accordingly.

Pursuant to the agreements amending the October Notes and January Notes (the “Amendment and Conversion Agreements”), the exercise price of the warrants that were issued in connection with the October Notes and the January Notes (the “Outstanding Warrants”) will be adjusted to match the Qualified Offering Price, if such price is lower than the exercise price then in effect. The Company agreed to issue to each holder of the October Notes and January Notes, as consideration for the above, warrants to purchase a number of shares of common stock equal to 30% of the number of shares of common stock to be received by each holder upon conversion of their notes at the closing of the Qualified Offering (the “Consideration Warrants”).  The Consideration Warrants would be issued after the Qualified Offering and would have the same terms as the Outstanding Warrants, as amended.

The Amended and Restated Security Agreement, dated as of September 30, 2011, between the Company and Paul Buck, as administrative agent for the secured parties (the “Amended and Restated Security Agreement”), which replaces the existing security agreement from 2010, and the corresponding security interest terminate (1) with respect to the October Notes, if and when holders of a majority of the aggregate principal amount of October Notes issued have converted their notes into shares of common stock and, (2) with respect to the January Notes and notes to be issued in the Bridge Financing (the “Bridge Notes”), if and when holders of a majority of the aggregate principal amount of January Notes and Bridge Notes (on a combined basis) have converted their notes.

Assuming the Qualified Offering had been consummated on September 30, 2011, notes in the aggregate principal amount and accrued interest through September 30, 2011 of approximately $5,908,404 would have been converted into 656,464 shares of our common stock and Consideration Warrants would have been issued to purchase an aggregate of 196,940 shares of our common stock.

The Company evaluated the Amendment and Conversion Agreements, effective September 30, 2011 and the October Purchase Agreement, effective September 30, 2010, under ASC 470-50-40 “Extinguishments of Debt” (“ASC 470”). ASC 470 requires modifications to debt instruments to be evaluated to assess whether the modifications are considered “substantial modifications”. A substantial modification of terms shall be accounted for like an extinguishment. For extinguished debt, a difference between the re-acquisition price and the net carrying amount of the extinguished debt shall be recognized currently in income of the period of extinguishment as losses or gains. The Company noted the change in terms per the Amendment and Conversion Agreements and the October Purchase Agreement, met the criteria for substantial modification under ASC 470, and accordingly treated the modification as extinguishment of the original convertible notes, replaced by the new convertible notes under the modified terms. The Company recorded a loss on extinguishment of debt of $1,968,000 and $1,094,300 for the years ended September 30, 2011 and 2010, respectively.

STOCKHOLDERS' EQUITY	3 Months Ended	12 Months Ended
	Dec. 31, 2011	Sep. 30, 2011
Stockholders' Equity Note [Abstract]
Stockholders' Equity Note Disclosure [Text Block]
4.	STOCKHOLDERS’ EQUITY

Common and Preferred Stock

As of December 31, 2011 the Company is authorized to issue 100,000,000 shares of common stock at par value of $0.001 per share and the number of shares issued and outstanding was 1,874,175.

As of December 31, 2011, CNS California is authorized to issue 100,000,000 no par value shares of two classes of stock, 80,000,000 of which was designated as common shares and 20,000,000 of which was designated as preferred shares.

As of December 31, 2011, Colorado CNS Response, Inc. is authorized to issue 1,000,000 no par value shares of common stock.

As of December 31, 2011, Neuro-Therapy Clinic, Inc., a wholly-owned subsidiary of Colorado CNS Response, Inc., is authorized to issue ten thousand (10,000) shares of common stock, no par value per share.

On April 25, 2011 we issued 3,123 shares of common stock as payment in lieu of cash for an aggregate amount of $44,000 owed to two vendors who had provided consulting services to the Company. These shares were issued to these vendors, who were also accredited investors, at $14.10 per share. This was based on the quoted closing price of the Company’s stock on March 11, 2011, which was the date that our Board approved this stock issuance.

Stock-Option Plan

On August 3, 2006, CNS California adopted the CNS California 2006 Stock Incentive Plan (the “2006 Plan”). The 2006 Plan provides for the issuance of awards in the form of restricted shares, stock options (which may constitute incentive stock options (ISO) or non-statutory stock options (NSO), stock appreciation rights and stock unit grants to eligible employees, directors and consultants and is administered by the board of directors. A total of 333,334 shares of stock were initially reserved for issuance under the 2006 Plan.

The 2006 Plan initially provided that in any calendar year, no eligible employee or director shall be granted an award to purchase more than 100,000 shares of stock. The option price for each share of stock subject to an option shall be (i) no less than the fair market value of a share of stock on the date the option is granted, if the option is an ISO, or (ii) no less than 85% of the fair market value of the stock on the date the option is granted, if the option is a NSO; provided, however, if the option is an ISO granted to an eligible employee who is a 10% shareholder, the option price for each share of stock subject to such ISO shall be no less than 110% of the fair market value of a share of stock on the date such ISO is granted. Stock options have a maximum term of ten years from the date of grant, except for ISOs granted to an eligible employee who is a 10% shareholder, in which case the maximum term is five years from the date of grant. ISOs may be granted only to eligible employees.

On March 3, 2010, the Board of Directors approved an amendment to the 2006 Plan which increased the number of shares reserved for issuance under the 2006 Plan from 333,334 to 666,667 shares of stock.  The amendment also increased the limit on shares issued within a calendar year to any eligible employee or director from 100,000 to 133,333 shares of stock.  The amendment was approved by shareholders at the annual meeting held on April 27, 2010.

On March 11, 2011, the Board of Directors also approved an additional grant of 15,834 options to staff members of the Company.  The options will vest equally over a 48 month period.  The effective grant date for these accredited investors was March 11, 2011 and the exercise price of $14.10 per share was based on the quoted closing share price of the Company’s stock on March 11, 2011.

As of December 31, 2011, 70,825 options were exercised and there were 523,862 options and 6,132 restricted shares outstanding under the amended 2006 Plan leaving 65,848 shares available for issuance of future awards.

Stock-based compensation expense is recognized over the employees’ or service provider’s requisite service period, generally the vesting period of the award. Stock-based compensation expense included in the accompanying statements of operations for the three months ended December 31, 2011 and 2010 is as follows:

	For the three months ended December 31,
	2011	2010
Cost of Neurometric Services revenues	$2,500	$2,500
Research	27,300	72,400
Product Development	16,900	16,900
Sales and marketing	48,800	66,900
General and administrative	240,000	275,500
Total	$335,500	$434,200

Total unrecognized compensation as of December 31, 2011 amounted to $2,547,300.

A summary of stock option activity is as follows:

	Number of Shares	WeightedAverage Exercise Price
Outstanding at September 30, 2011	524,201	$18.6
Granted	-	-
Exercised	-	-
Forfeited	(339)	14.1
Outstanding at December 31, 2011	523,862	$18.49

Following is a summary of the status of options outstanding at December 31, 2011:

Exercise Price	Number of Shares	Weighted Average Contractual Life	Weighted Average Exercise Price

$3.60	28,648	10 years	$$3.60
$3.96	32,928	10 years	$3.96
$9.00	4,525	10 years	$9.00
$17.70	953	10 years	$17.70
$24.00	4,667	10 years	$24.00
$26.70	32,297	10 years	$26.70
$28.80	11,767	10 years	$28.80
$32.70	83,790	10 years	$32.70
$36.00	8,109	5 years	$36.00
$12.00	28,535	10 years	$12.00
$14.10	15,495	10 years	$14.10
$15.30	1,373	10 years	$15.30
$16.50	270,775	10 years	$16.50
Total	523,862		$18.49

We have entered into agreements on June 3, 2011 with the majority of our option holders pursuant to which holders of options to purchase an aggregate of 439,689 shares of our common stock, at exercise prices ranging from $3.60 per share to $32.70 per share, have agreed to amend their options to permit exercise only in cash and to limit the period during which the options may be exercised post-termination to 90 days (for employees) and twelve months (for consultants).

We have agreed to freeze any further grants or exercises of securities under the 2006 Plan and adopt a new stock incentive plan subject to the completion of proposed offering. The new plan would be subject to approval by our stockholders, which we expect to seek at a meeting of stockholders to be called as soon as practicable following completion of the proposed offering.

Warrants to Purchase Common Stock

The warrant activity for the three months ending December 31, 2011 and year ending September 30, 2011 respectively are described as follows:

Warrants	Exercise Price	Issued, Surrendered or Expired in Connection With:
716,810		Warrants outstanding at October 1, 2010
111,100	$9.00	These warrants were issued to eight investors who purchased notes for $2,222,220 pursuant to the October Purchase Agreement described in note 3. These investors included three directors of the Company, Mr. David Jones, Mr. John Pappajohn and Dr. George Kallins, each of whom purchased notes for $250,000 ($750,000 in aggregate) either directly or through an entity that they control.
5,558	$9.90	These warrants were issued to Monarch Capital who acted as placement agents in raising $500,000 from two investors who purchase notes pursuant to the October Purchase agreement described in note 3.
		These warrants were issued to 12 investors who purchased notes for $2,500,000 pursuant to the January Purchase Agreement described in note 3. Of the 12 accredited investors during the January 2011 through April 2011 period, eight have previous relationships with the Company as follows:
1) A January Note in the principal amount of $50,000, and a warrant to purchase 2,778 shares were issued to the Company’s Chief Financial Officer, Paul Buck.
2) Three January Notes in aggregate principal amount of $562,500, and warrants to purchase 31,251 shares were issued to SAIL Venture Partners, LP, of which David Jones, a director of the Company, is a senior partner of the general partner.
3) Three January Notes in aggregate principal amount of $437,500, and warrants to purchase 24,307 shares were issued to SAIL 2010 Co-Investment Partners, L.P., an entity likewise affiliated with Mr. Jones.
4) Two January Notes in aggregate principal amount of $100,000, and a warrant to purchase 5,556shares were issued to Meyer Proler MD who first invested in 2006 and provides medical consulting services to the Company.
		5) A January Note in the principal amount of $400,000 and a warrant to purchase 22,223 shares were issued to Highland Long /Short Healthcare fund which first invested in the company in October.

138,897	$9.00	6) A January Note in the principle amount of $150,000 and a warrant to purchase 8,334 shares were issued to Cummings Bay Capital LP which has the same fund manager as the Highland Long/Short Healthcare Fund which first invested Company in October 2010.
7) A January Note in the principal amount of $200,000 and a warrant to purchase 11,112 shares were issued to Andy Sassine who had first invested in the Company in October 2010.
8) A January Note in the principal amount of $50,000 and a warrant to purchase 2,778 shares were issued to a trust, the trustee of which is the father-in-law of the Company’s Chief Executive Officer, George Carpenter.
		9) Four January Notes in aggregate amount of $550,000 were issued to new accredited investors together with warrants to purchase 30,558 shares.
10,002	$9.90	These warrants were issued Monarch Capital who acted as placement agents in raising $750,000 from three investors who purchase January Notes pursuant to the January Purchase Agreement described in Note 3 and Antaeus Capital, Inc. who acted as placement agent in raising $150,000 from one investor who is purchased January Notes pursuant to the Note and Warrant Purchase agreement described in Note 3.
(1,412)	$0.30	Warrants expired
(565)	$0.30	Warrants were surrendered in a net issue exercise: 539 shares were issued in lieu of cash.
980,390		Warrants outstanding at September 30, 2011
613,782	$3.00	As a result of the issuance of $2M Bridge Notes at a conversion of $3.00 and associated warrants to purchase common stock at an exercise price of $3.00, the ratchet provision in the October and January Notes was triggered with the resultant adjustment in the number of shares convertible at the lowered conversion price of $3.00 down from $9.00 and the consequential adjustment in the number of warrants issued to the October and January Note Holders.
31,112	$3.00	As mentioned above the ratchet provision in the issued placement agent warrants was also triggered with the resultant adjustment in the number of warrants being issued to the placement agents.
(2,823)	$0.30	Warrants were surrendered in a cash exercise for 2,823 shares.
360,003	$3.00

These warrants were issued to 4 investors who purchased notes for $1,080,000 pursuant to the $2M Bridge Purchase Agreement described in note 3.  Of the 4 accredited investors during the October 2011 through December 2011 period, three have had prior relationships with the Company as follows:

1) Three $2M Bridge Notes in aggregate principal amount of $750,000, and warrants to purchase 250,002 shares were issued to John Pappajohn, a director of the Company.

2) Two$2M Bridge Notes in aggregate amount of $80,000 were issued to accredited investors, who had previously invested in the Company, together with warrants to purchase 26,667 shares.

3) A $2M Bridge Note in the principal amount of $250,000, and a warrant to purchase 83,334 shares were issued to the Zanett Opportunity Fund, an entity affiliated with Zachary McAdoo, who was subsequently appointed a director of the Company.

2,667	$3.00

These warrants were issued to Monarch Capital who acted as placement agents in raising $80,000 from two investors who purchased$2M Bridge Notes pursuant to the $2M Bridge Note January Purchase Agreement described in Note 3.

(87,574)	$0.30 to $54.36	Warrants expired
1,897,557		Warrants outstanding at December 31, 2011

At December 31, 2011, there were warrants outstanding to purchase 1,897,557 shares of the Company’s common stock.  The exercise price of the outstanding warrants range from $0.30 to $54.36 with a weighted average exercise price of $6.79.  The warrants expire at various times starting 2012 through 2018.

4.	STOCKHOLDERS’ EQUITY

Common and Preferred Stock

As of September 30, 2011 the Company is authorized to issue 100,000,000 shares of common stock at par value of $0.001 per share.

As of September 30, 2011, CNS California is authorized to issue 100,000,000 no par value shares of two classes of stock, 80,000,000 of which was designated as common shares and 20,000,000 of which was designated as preferred shares.

As of September 30, 2011, Colorado CNS Response, Inc. is authorized to issue 1,000,000 no par value shares of common stock.

As of September 30, 2011, Neuro-Therapy Clinic, Inc., a wholly-owned subsidiary of Colorado CNS Response, Inc., is authorized to issue ten thousand (10,000) shares of common stock, no par value per share.

On April 25, 2011 we issued 3,123 shares of common stock as payment in lieu of cash for an aggregate amount of $44,000 owed to two vendors who had provided consulting services to the Company. These shares were issued to these vendors, who were also accredited investors, at $14.10 per share. This was based on the quoted closing price of the Company’s stock on March 11, 2011, which was the date that our Board approved this stock issuance.

Stock-Option Plan

On August 3, 2006, CNS California adopted the CNS California 2006 Stock Incentive Plan (the “2006 Plan”). The 2006 Plan provides for the issuance of awards in the form of restricted shares, stock options (which may constitute incentive stock options (ISO) or non-statutory stock options (NSO), stock appreciation rights and stock unit grants to eligible employees, directors and consultants and is administered by the board of directors. A total of 333,334 shares of stock were initially reserved for issuance under the 2006 Plan.

The 2006 Plan initially provided that in any calendar year, no eligible employee or director shall be granted an award to purchase more than 100,000 shares of stock. The option price for each share of stock subject to an option shall be (i) no less than the fair market value of a share of stock on the date the option is granted, if the option is an ISO, or (ii) no less than 85% of the fair market value of the stock on the date the option is granted, if the option is a NSO; provided, however, if the option is an ISO granted to an eligible employee who is a 10% shareholder, the option price for each share of stock subject to such ISO shall be no less than 110% of the fair market value of a share of stock on the date such ISO is granted. Stock options have a maximum term of ten years from the date of grant, except for ISOs granted to an eligible employee who is a 10% shareholder, in which case the maximum term is five years from the date of grant. ISOs may be granted only to eligible employees.

On March 3, 2010, the Board of Directors approved an amendment to the 2006 Plan which increased the number of shares reserved for issuance under the 2006 Plan from 333,334 to 666,667 shares of stock.  The amendment also increased the limit on shares issued within a calendar year to any eligible employee or director from 100,000 to 133,333 shares of stock.  The amendment was approved by shareholders at the annual meeting held on April 27, 2010.

On March 3, 2010, the Board of Directors also approved the grant of 305,000 options to staff members, directors, advisors and consultants, of which 288,334 were in fact granted.  For staff members the options will vest equally over a 48 month period while for directors, advisors and consultants the options will vest equally over a 36 month period.  The effective grant date for accredited investors was March 3, 2010 and the exercise price of $16.50 per share was based on the quoted closing share price of the Company’s stock at the time of grant.  For non-accredited investors the grant date will be determined at some time after obtaining a permit from the State of California allowing the granting of options to non-accredited investors.  This permit was granted by the State of California in July 2010. No options have been granted to non-accredited investors at this time.

On July 5, 2010, the Board of Directors also approved an additional grant of 26,667 options to a new member of the executive management team, a new member of the board of directors and a new advisor to the Company.  The respective vesting periods are the same as those for the abovementioned March 3, 2010 grants.  The effective grant date for these accredited investors was July 5, 2010 and the exercise price of $12.00 per share was based on the quoted closing share price of the Company’s stock on July 2, 2010 as markets were closed for the 4th of July holiday weekend.

On March 11, 2011, the Board of Directors also approved an additional grant of 15,834 options to staff members of the Company.  The options will vest equally over a 48 month period.  The effective grant date for these accredited investors was March 11, 2011 and the exercise price of $14.10 per share was based on the quoted closing share price of the Company’s stock on March 11, 2011.

As of September 30, 2011, 70,825 options were exercised and there were 524,201 options and 6,132 restricted shares outstanding under the amended 2006 Plan leaving 65,509 shares available for issuance of future awards.

The Company estimates the fair value of each option on the grant date using the Black-Scholes model.  The following assumptions were made in estimating the fair value:

	2011	2010
Annual dividend yield	-	-
Expected life (years)	5	5
Risk-free interest rate	2.04%	1.81%-3.62%
Expected volatility	281%	215%-536%
Fair value of options granted	$0.47	$0.40-$0.54

Stock-based compensation expense is recognized over the employees’ or service provider’s requisite service period, generally the vesting period of the award. Stock-based compensation expense included in the accompanying statements of operations for the year ended September 30, 2011 and 2010 is as follows:

	For the year ended September 30,
	2011	2010
Cost of Neurometric Services revenues	$10,200	$18,000
Research	199,300	280,600
Product Development	67,700	61,000
Sales and marketing	209,000	197,200
General and administrative	1,119,200	745,300
Total	$1,605,400	$1,302,100

Total unrecognized compensation as of September 30, 2011 amounted to $2,893,900.

A summary of stock option activity is as follows:

	Number of Shares	WeightedAverage Exercise Price
Outstanding at September 30, 2009	222,098	$22.80
Granted	315,000	16.20
Exercised	-	-
Forfeited	(14,702)	24.30
Outstanding at September 30, 2010	522,396	$18.60
Granted	15,834	14.10
Exercised	-	-
Forfeited	(14,029)	14.10
Outstanding at September 30, 2011	524,201	$19.88

Following is a summary of the status of options outstanding at September 30, 2011:

Exercise Price	Number of Shares	Weighted Average Contractual Life	Weighted Average Exercise Price	Vested at September 30, 2011	Weighted Average Remaining Life (Years)	Aggregate Intrinsic Value at September 30, 2011

$3.60	28,648	10 years	$3.60	28,648	4.9	$111,700
$3.96	32,928	10 years	$3.96	32,928	4.9	116,600
$9.00	4,525	10 years	$9.00	4,525	5.1	-
$17.70	953	10 years	$17.70	953	4.9	-
$24.00	4,667	10 years	$24.00	4,667	6.2	-
$26.70	32,297	10 years	$26.70	32,297	6.0	-
$28.80	11,767	10 years	$28.80	11,767	6.5	-
$32.70	83,790	10 years	$32.70	83,790	5.9	-
$36.00	8,109	5 years	$36.00	8,109	0.9	-
$12.00	28,535	10 years	$12.00	11,415	8.8	-
$14.10	15,834	10 years	$14.10	2,310	9.4	-
$15.30	1,373	10 years	$15.30	1,373	7.0	-
$16.50	270,775	10 years	$16.50	117,669	8.4	-
Total	524,201		$19.88	340,451	7.3	$228,300

We have entered into agreements on June 3, 2011 with the majority of our option holders pursuant to which holders of options to purchase an aggregate of 439,689 shares of our common stock, at exercise prices ranging from $3.60 per share to $32.70 per share, have agreed to amend their options to permit exercise only in cash and to limit the period during which the options may be exercised post-termination to 90 days (for employees) and twelve months (for consultants).

We have agreed to freeze any further grants or exercises of securities under the 2006 Plan and adopt a new stock incentive plan subject to and in connection with the completion of this proposed offering. The new plan, which we refer to as the 2011 Stock Incentive Plan, would be subject to approval by our stockholders, which we expect to seek at a meeting of stockholders to be called as soon as practicable following completion of the proposed offering.

Warrants to Purchase Common Stock

The warrant activity for the years ending September 30, 2011 and 2010 respectively are described as follows:

Warrants	Exercise Price	Issued, Surrendered or Expired in Connection With:
517,906		Warrants outstanding at October 1, 2009
196,451	$9.00	Warrants issued in second, third and fourth closing of the 2009 private placement transaction of 392,889 shares at $9.00 with 50% warrant coverage as described in Note 3.
40,009	$9.90	Warrants issued to lead and secondary placement agents for private placement as described in Note 3.
(111,112)	$9.00	Warrants surrendered in a net issue exercise and 2,456,126 shares were issued in lieu of cash.
16,668	$9.00	Warrants granted to individual staff members of Equity Dynamics, Inc. a Company owned by Mr. Pappajohn, for their efforts in providing consulting services associated with the Company’s financing activities.
28,428	$9.00	Warrants issued to Mr. John Pappajohn, a Director of the Company, pursuant to the October Note and Warrant Purchase agreement described in note 3; whereby two outstanding convertible notes of $250,000 each, issued on June 3 and July 25, 2010 respectively, and 250,000 outstanding warrants issued on July 25, 2010, with an exercise price of $15.00, were cancelled and exchanged on October 1, 2010 for two October Notes of $250,000 each plus unpaid interest and warrants to purchase 28,428 shares of common stock.
8,538	$9.00	Warrants issued to Deerwood Partners, LLC which is controlled by Dr. George Kallins, a Director of the Company, pursuant to the October Note and Warrant Purchase Agreement described in note 3; whereby two Deerwood Notes of $125,000 each, issued on July 5 and August 20, 2010 respectively, and 2,500 outstanding warrants issued on August 20, 2010, with an exercise price of $16.80 were, cancelled and exchanged on November 3, 2010 for two October Notes of $125,000 each plus unpaid interest and warrants to purchase 8,538 shares of common stock.
8,538	$9.00	Warrants issued to Deerwood Holdings, LLC which is controlled by Dr. George Kallins, a Director of the Company, pursuant to the October Note and Warrant Purchase Agreement described in note 3; whereby the two Deerwood Notes of $125,000 each, issued on July 5 and August 20, 2010 respectively, and 2,500 outstanding warrants issued on August 20, 2010, with an exercise price of $16.80, were cancelled and exchanged on November 3, 2010 for two October notes of $125,000 each plus unpaid interest and warrants to purchase 8,538 shares of common stock.
11,384	$9.00	Warrants issued to SAIL, of which Mr. David Jones, a Director of the Company, is a senior partner of the general partner. SAIL had undertaken to guarantee the four abovementioned Deerwood notes which were issued on July 5 and August 20, 2010. For this guarantee SAIL was issued 3,334 warrants on August 20, 2010 with an exercise price of $16.80. Upon the cancellation and exchange of the Deerwood Notes on November 3, 2010, SAIL undertook to guarantee the four replacement October Notes, in exchange for the cancellation of the SAIL’s 3,334 outstanding warrants which were replaced with new warrants in the amount of 11,384.
716,810		Warrants outstanding at September 30, 2010
111,100	$9.00	These warrants were issued to eight investors who purchased notes for $2,222,220 pursuant to the October Purchase Agreement described in note 3. These investors included three directors of the Company, Mr. David Jones, Mr. John Pappajohn and Dr. George Kallins, each of whom purchased notes for $250,000 ($750,000 in aggregate) either directly or through an entity that they control.
5,558	$9.90	These warrants were issued to Monarch Capital who acted as placement agents in raising $500,000 from two investors who purchase notes pursuant to the October Purchase agreement described in note 3.
		These warrants were issued to 12 investors who purchased notes for $2,500,000 pursuant to the January Purchase Agreement described in note 3. Of the 12 accredited investors during the January 2011 through April 2011 period, eight have previous relationships with the Company as follows:
		1) A January Note in the principal amount of $50,000, and a warrant to purchase 2,778 shares were issued to the Company’s Chief Financial Officer, Paul Buck.
		2) Three January Notes in aggregate principal amount of $562,500, and warrants to purchase 31,251 shares were issued to SAIL Venture Partners, LP, of which David Jones, a director of the Company, is a senior partner of the general partner.
		3) Three January Notes in aggregate principal amount of $437,500, and warrants to purchase 24,307 shares were issued to SAIL 2010 Co-Investment Partners, L.P., an entity likewise affiliated with Mr. Jones.
		4) Two January Notes in aggregate principal amount of $100,000, and a warrant to purchase 5,556 shares were issued to Meyer Proler MD who first invested in 2006 and provides medical consulting services to the Company.
		5) A January Note in the principal amount of $400,000 and a warrant to purchase 22,223 shares were issued to Highland Long /Short Healthcare fund which first invested in the company in October.
		6) A January Note in the principle amount of $150,000 and a warrant to purchase 8,334 shares were issued to Cummings Bay Capital LP which has the same fund manager as the Highland Long/Short Healthcare Fund which first invested Company in October 2010.
		7) A January Note in the principal amount of $200,000 and a warrant to purchase 11,112 shares were issued to Andy Sassine who had first invested in the Company in October 2010.
		8) A January Note in the principal amount of $50,000 and a warrant to purchase 2,778 shares were issued to a trust, the trustee of which is the father-in-law of the Company’s Chief Executive Officer, George Carpenter.
138,897	$9.00	9) Four January Notes in aggregate amount of $550,000 were issued to new accredited investors together with warrants to purchase 30,558 shares.
10,002	$9.90	These warrants were issued Monarch Capital who acted as placement agents in raising $750,000 from three investors who purchase January Notes pursuant to the January Purchase Agreement described in Note 3 and Antaeus Capital, Inc. who acted as placement agent in raising $150,000 from one investor who is purchased January Notes pursuant to the Note and Warrant Purchase agreement described in Note 3.
(1,412)	$0.30	Warrants expired
(565)	$0.30	Warrants were surrendered in a net issue exercise: 539 shares were issued in lieu of cash.
980,390		Warrants outstanding at September 30, 2011

At September 30, 2011, there were warrants outstanding to purchase 980,390 shares of the Company’s common stock.  The exercise price of the outstanding warrants range from $0.30 to $54.36 with a weighted average exercise price of $14.70.  The warrants expire at various times 2011 through 2018.

INCOME TAXES	12 Months Ended
Sep. 30, 2011
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
5.	INCOME TAXES

The Company accounts for income taxes under the liability method. Deferred tax assets and liabilities are determined based on differences between financial reporting and tax bases of assets and liabilities, and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company provides a valuation allowance to reduce the Company’s deferred tax assets to their estimated realizable value.

Reconciliations of the provision (benefit) for income taxes to the amount compiled by applying the statutory federal income tax rate to profit (loss) before income taxes is as follows for each of the years ended September 30:

	2011	2010
Federal income tax (benefit) at statutory rates	(34)%	(34)%
Stock-based compensation	0%	0%
Nondeductible interest expense	14%	5%
Extinguishment of debt	6%	5%
Change in valuation allowance	31%	30%
State tax benefit	(8)%	(6)%

Temporary differences between the financial statement carrying amounts and bases of assets and liabilities that give rise to significant portions of deferred taxes relate to the following at September 30, 2011 and 2010:

	2011	2010
Deferred income tax assets:
Net operating loss carryforward	$10,821,500	$10,451,700
Deferred interest, consulting and compensation liabilities	2,400,500	1,776,800
Amortization	(7,100)	(34,400)
Deferred income tax assets – other	3,600	15,000
	13,218,500	12,209,100
Deferred income tax liabilities—other	-	-
Deferred income tax asset—net before valuation allowance	13,218,500	12,209,100
Valuation allowance	(13,218,500)	(12,209,100)
Deferred income tax asset—net	$-	$-

Current and non-current deferred taxes have been recorded on a net basis in the accompanying balance sheet. As of September 30, 2011, the Company has net operating loss carryforwards of approximately $25.6 million. The net operating loss carryforwards expire by 2030. Utilization of net operating losses and capital loss carryforwards may be subject to the limitations imposed by Section 382 of the Internal Revenue Code. The Company has placed a valuation allowance against the deferred tax assets in excess of deferred tax liabilities due to the uncertainty surrounding the realization of such excess tax assets. Management periodically evaluates the recoverability of the deferred tax assets and the level of the valuation allowance. At such time as it is determined that it is more likely than not that the deferred tax assets are realizable, the valuation allowance will be reduced accordingly.

RELATED PARTY TRANSACTIONS	3 Months Ended	12 Months Ended
	Dec. 31, 2011	Sep. 30, 2011
Related Party Transactions [Abstract]
Related Party Transactions Disclosure [Text Block]

5.            RELATED PARTY TRANSACTIONS

As at December 31, 2010, accrued consulting fees included $27,000 due to Dr. Henry Harbin, a director in accordance with a 12 month consulting agreement, the first term of which ended on December 31, 2010.  The agreement was automatically renewed for an additional 12 month term effective January 1, 2011 and automatically renewed for a third 12 month term effective January 1, 2012.  In December, 2010 a payment of $9,000 was made to that director in connection with the consulting agreement and a further $9,000 was paid in March, 2011. As at December 31, 2011 we had accrued $54,000 for this director.

On June 3, 2010, the Company entered into a Bridge Note and Warrant Purchase Agreement with John Pappajohn to purchase two secured promissory notes in the aggregate principal amount of $500,000. For further detail, please refer to the section 2010, 2011 & 2012Private Placement Transactions in Note 3 above.

On July 5, 2010 and August 20, 2010, the Company issued unsecured promissory notes (each, a “Deerwood Note”) in the aggregate principal amount of $500,000 to Deerwood Partners LLC and Deerwood Holdings LLC, which are entities controlled by Dr George Kallins.  For further detail, please refer to the section 2010, 2011 & 2012Private Placement Transactions in Note 3 above.

On July 5, 2010 the Board granted warrants to purchase 16,667 shares of common stock to members of staff of Equity Dynamics, Inc, a company owned by Mr. Pappajohn, for consulting services they had rendered to the Company, advising on and assisting with fund raising activities.  Using the Black-Scholes model, these warrants were valued at $199,000 and expensed to consulting fees.   These warrants have an exercise price of $9.00 cents per share, are exercisable from the date of grant and have a term of 10 years from the date of grant.

On October 1, 2010, the Company entered into the October Purchase Agreement with John Pappajohn to purchase a secured promissory note in the principal amount of $250,000. Additionally, the Company entered into the October Purchase Agreement with SAIL Venture Partners, LP, of which our Director, David Jones, is a senior partner of the general partner, to purchase an October Note in the principal amount of $250,000.  For further detail, please refer to the section 2010, 2011 & 2012Private Placement Transactions in Note 3 above.

On November 3, 2010, the Company entered into the October Purchase Agreement with BGN Acquisitions Ltd. LP, of which our Director, Dr. George Kallins, is the general partner, to purchase a secured promissory note in the principal amount of $250,000. For further detail, please refer to the section 2010, 2011 & 2012Private Placement Transactions in Note 3 above.

On November 24, 2010 the Board of Directors, excluding Mr. Pappajohn, resolved to ratify an engagement agreement with Equity Dynamics, Inc. a company owned by Mr. Pappajohn, to provide financial advisory services to assist the Company with the Company’s fund raising efforts.  These efforts have included advice and assistance with the preparation of Private Placement Memoranda, investor presentations, financing strategies, identification of potential and actual investors, and introductions to placement agents and investment bankers. The engagement agreement calls for a retainer fee of $10,000 per month starting February 1, 2010.  As of December 30, 2011 the Company had accrued $230,000 for the services provided by Equity Dynamics of which $105,000 has been paid, leaving $125,000 due and outstanding as at December 31, 2011.  The initial term of the agreement is for 12 months from its initiation and can be cancelled by either party, with or without cause, with 30 days written notice.

On February 15, 2011, pursuant to the January Purchase Agreement, we issued to Mr. Paul Buck, Chief Financial Officer of the Company, an Unsecured Note in the aggregate principal amount of $50,000 and related warrants to purchase up to 2,778 shares. Also on this date the Company pursuant to the January Purchase Agreement, issued an Unsecured Note in the aggregate principal amount of $50,000 and a warrant to purchase 2,778 shares to a trust, the trustee of which is the father-in-law of the Company’s Chief Executive Officer, George Carpenter.

On February 23, 2011 an Unsecured Note in the aggregate principal amount of $200,000 and a warrant to purchase 11,112 shares of common stock was issued to Mr. Andy Sassine (an accredited investor who had previously invested in the Company and as a result of this purchase became a beneficial owner of more than 5% of our outstanding common stock).

On February 28, 2011, pursuant to the January Purchase Agreement, we issued to SAIL Venture Partners, LP January Notes in the aggregate principal amount of $187,500 and warrants to purchase up to 10,417 shares of common stock.  Additionally, we issued to SAIL 2010 Co-Investment Partners, L.P., an affiliate of SAIL Venture Partners, LP January Notes in the aggregate principal amount of $62,500 and warrants to purchase up to 3,473 shares of common stock.  We received $187,500 from SAIL Venture Partners, LP and $62,500 from SAIL 2010 Co-Investment Partners, L.P. for an aggregate total of $250,000 in gross proceeds.  Our Director, David Jones, is a senior partner of the general partner of SAIL Venture Partners, LP.  Also on February 28, 2011, pursuant to the 2011 Purchase Agreement, we issued an Unsecured Note in the aggregate principal amount of $400,000, and a warrant to purchase 22,223 shares of common stock to Highland Long/Short Healthcare Fund (which had previously invested in the Company and as a result of this purchase became a beneficial owner of more than 5% of our outstanding common stock).

 On April 15, 2011, pursuant to the January Purchase Agreement, we issued to SAIL Venture Partners, LP additional January Notes in the aggregate principal amount of $250,000 and warrants to purchase up to 13,889 shares of common stock.  Additionally, we issued to SAIL 2010 Co-Investment Partners, L.P. January Notes in the aggregate principal amount of $250,000 and warrants to purchase up to 13,889 shares of common stock.  We received $250,000 from each of SAIL Venture Partners, LP and SAIL 2010 Co-Investment Partners, L.P. for an aggregate total of $500,000 in gross proceeds.

On April 25, 2011, pursuant to the January Purchase Agreement, we issued to SAIL Venture Partners, LP further January Notes in the aggregate principal amount of $125,000 and warrants to purchase up to 6,945 shares of common stock and issued to SAIL 2010 Co-Investment Partners, L.P. January Notes in the aggregate principal amount of $125,000 and warrants to purchase up to 6,945 shares of common stock.  We received $125,000 from each of SAIL Venture Partners, LP and SAIL 2010 Co-Investment Partners, L.P. for an aggregate total of $250,000 in gross proceeds.  Also on April 25, 2011, pursuant to the 2011 Purchase Agreement, we issued an Unsecured Note in the aggregate principal amount of $150,000, and a warrant to purchase 8,334 shares of common stock to Cummings Bay Healthcare Fund which has the same fund manager as the Highland Long/Short Healthcare Fund (which had previously invested in the Company and as a result of that prior purchase had already become a beneficial owner of more than 5% of our outstanding common stock).

On October 11, 2011, the Company, with the consent of holders of a majority in aggregate principal amount outstanding (the “Majority Holders”) of its subordinated unsecured convertible notes (the “January Notes”) amended all of the January Notes to extend the maturity of such notes until October 1, 2012.  The amendment, which is effective as of September 30, 2011, also added a mandatory conversion provision to the terms of the January Notes.  Under that provision, the January Notes would be automatically converted upon the closing of a public offering by the Company of shares of its common stock and/or other securities with gross proceeds to the Company of at least $10 million (the “Qualified Offering”).  If the public offering price is less than the conversion price then in effect, the conversion price will be adjusted to match the public offering price (the “Qualified Offering Price”).  Pursuant to the terms of the amendment, the January Notes would receive a second position security interest in the assets of the Company (including its intellectual property).  The Majority Holders of the January Notes also consented to the terms of a new $2 million bridge financing (the “$2M Bridge Financing”) and to granting the investors in such financing a second position security interest in the assets of the Company (including its intellectual property) that is pari passu with the second position security interest received by the holders of the January Notes.

On October 12, 2011, the Company, with the consent of the Majority Holders of its senior secured convertible notes (the “October Notes”), amended all of the October Notes to extend the maturity of such notes until October 1, 2012.  The amendment, which is effective as of September 30, 2011, also added the same mandatory conversion and conversion price adjustment provisions to the terms of the October Notes as were added to the terms of the January Notes.    The Majority Holders of the October Notes also consented to the terms of the $2M Bridge Financing and to granting the investors in such financing as well as the holders of the Company’s January Notes a second position security interest in the assets of the Company (including its intellectual property).  The guaranties that had been issued in 2010 to certain October Note investors by SAIL Venture Partners, L.P. were extended accordingly.

Pursuant to the agreements amending the October Notes and January Notes (the “Amendment and Conversion Agreements”), the exercise price of the warrants that were issued in connection with the October Notes and the January Notes (the “Outstanding Warrants”) will be adjusted to match the Qualified Offering Price, if such price is lower than the exercise price then in effect. The Company agreed to issue to each holder of the October Notes and January Notes, as consideration for the above, warrants to purchase a number of shares of common stock equal to 30% of the number of shares of common stock to be received by each holder upon conversion of their notes at the closing of the Qualified Offering (the “Consideration Warrants”).  The Consideration Warrants would be issued after the Qualified Offering and would have the same terms as the Outstanding Warrants, as amended.

On October 18, 2011, CNS Response, Inc. issued $2M Bridge Notes in the aggregate principal amount of $250,000 and warrants to purchase 41,667 shares of common stock to Mr. Pappajohn for gross proceeds to the Company of $250,000. On November 11, 2011 the terms of the corresponding purchase agreement were amended and restated to provide for the issuance of warrants to purchase a number of shares corresponding to 100% of the number of shares issuable on conversion of the $2M Bridge Notes. Consequently, the shares underlying the warrants issued to Mr. Pappajohn on October 18, 2011 were increased to 83,334 shares of common stock.

On November 11, 2011, the Company issued Mr. Pappajohn additional $2M Bridge Notes in the aggregate principal amount of $250,000 and warrants to purchase 83,334 shares of common stock for gross proceeds to the Company of $250,000 as part of the 2011 Bridge Financing.  Again on December 27, 2011, the Company issued Mr. Pappajohn additional $2M Bridge Notes in the aggregate principal amount of $250,000 and warrants to purchase 83,334 shares of common stock for gross proceeds to the Company of $250,000 as part of the 2011 Bridge Financing.  As of December 27, 2011, the Company has therefore issued 2011 Bridge Notes in the aggregate principal amount of $750,000 and warrants to purchase 250,002 shares of common stock to Mr. Pappajohn for gross proceeds to the Company of $750,000.

On November 17, 2011, Zanett Opportunity Fund, Ltd., a Bermuda corporation for which McAdoo Capital, Inc. is the investment manager, purchased $2M Bridge Notes in the aggregate principal amount of $250,000 and warrants to purchase 83,334 shares of common stock for cash payments aggregating $250,000.  Mr. McAdoo is the president and owner of McAdoo Capital, Inc. On November 21, 2011, the Board of Directors elected Zachary McAdoo to the Board.  Mr. McAdoo will also serve as Chairman of the Board’s Audit Committee.

The Amended and Restated Security Agreement, dated as of September 30, 2011, between the Company and Paul Buck, as administrative agent for the secured parties (the “Amended and Restated Security Agreement”), which replaces the existing security agreement from 2010, and the corresponding security interest terminate (1) with respect to the October Notes, if and when holders of a majority of the aggregate principal amount of October Notes issued have converted their notes into shares of common stock and, (2) with respect to the January Notes and notes to be issued in the $2M Bridge Financing (the “$2M Bridge Notes”), if and when holders of a majority of the aggregate principal amount of January Notes and $2M Bridge Notes (on a combined basis) have converted their notes.

The terms of the October Notes, January Notes and $2M Bridge Notes and all related warrants, as well as details of the transactions in which they were issued, are described above in the section 2010, 2011 & 2012Private Placement Transactions in Note 3.

6.	RELATED PARTY TRANSACTIONS

On December 24, 2009, the Company completed a second closing of its private placement in which the Company received gross proceeds of approximately $3 million, which included $108,000 invested by George Carpenter and $54,000 by Paul Buck. In exchange for their investment, the Company issued 12,000 and 6,000 shares of common stock and five year non-callable warrants to purchase 6,000 and 3,000 shares of common stock at an exercise price of $9.00 per share, to Mr. Carpenter and Mr. Buck, respectively.  This investment was completed with terms identical to those received by all other investors in our private placement closings that took place on August 26, 2009, December 24, 2009, December 31, 2009 and January 4, 2010.

As at September 30, 2010, accrued consulting fees included $27,000 due to Dr. Henry Harbin, a director in accordance with a 12 month consulting agreement, the first term of which ended on December 31, 2010.  The agreement was automatically renewed for an additional 12 month term effective January 1, 2011. As at September 30, 2011, $45,000 was accrued for this director under the consulting agreement.

On June 3, 2010, the Company entered into a Bridge Note and Warrant Purchase Agreement with John Pappajohn to purchase two secured promissory notes in the aggregate principal amount of $500,000. For further detail, please refer to the section 2010 Promissory Note Transactions in Note 3 above.

On July 5, 2010 and August 20, 2010, the Company issued unsecured promissory notes (each, a “Deerwood Note”) in the aggregate principal amount of $500,000 to Deerwood Partners LLC and Deerwood Holdings LLC, which are entities controlled by Dr George Kallins.  For further detail, please refer to the section 2010 Promissory Note Transactions in Note 3 above.

On July 5, 2010 the Board granted warrants to purchase 16,668 shares of common stock to members of staff of Equity Dynamics, Inc, a company owned by Mr. Pappajohn, for consulting services they had rendered to the Company, advising on and assisting with fund raising activities.  Using the Black-Scholes model, these warrants were valued at $199,000 and expensed to consulting fees.   These warrants have an exercise price of $9.00 cents per share, are exercisable from the date of grant and have a term of 10 years from the date of grant.

On October 1, 2010, the Company entered into the October Purchase Agreement with John Pappajohn to purchase a secured promissory note in the principal amount of $250,000. Additionally, the Company entered into the October Purchase Agreement with SAIL Venture Partners, LP, of which our Director, David Jones, is a senior partner of the general partner, to purchase an October Note in the principal amount of $250,000.  For further detail, please refer to the section 2010 Promissory Note Transactions in Note 3 above.

On November 3, 2010, the Company entered into the October Purchase Agreement with BGN Acquisitions Ltd. LP, of which our Director, Dr. George Kallins, is the general partner, to purchase a secured promissory note in the principal amount of $250,000. For further detail, please refer to the section 2010 Promissory Note Transactions in Note 3 above.

On November 24, 2010 the Board of Directors, excluding Mr. Pappajohn, resolved to ratify an engagement agreement with Equity Dynamics, Inc. a company owned by Mr. Pappajohn, to provide financial advisory services to assist the Company with the Company’s fund raising efforts.  These efforts have included advice and assistance with the preparation of Private Placement Memoranda, investor presentations, financing strategies, identification of potential and actual investors, and introductions to placement agents and investment bankers. The engagement agreement calls for a retainer fee of $10,000 per month starting February 1, 2010.  As of September 30, 2011 the Company had accrued $121,000 for the services provided by Equity Dynamics. The term of the agreement is for 12 months from its initiation and can be cancelled by either party, with or without cause, with 30 days written notice.

On February 15, 2011, pursuant to the January Purchase Agreement, we issued to Mr. Paul Buck, Chief Financial Officer of the Company, an Unsecured Note in the aggregate principal amount of $50,000 and related warrants to purchase up to 2,778 shares. Also on this date the Company pursuant to the January Purchase Agreement, issued an Unsecured Note in the aggregate principal amount of $50,000 and a warrant to purchase 2,778 shares to a trust, the trustee of which is the father-in-law of the Company’s Chief Executive Officer, George Carpenter.

On February 23, 2011 an Unsecured Note in the aggregate principal amount of $200,000 and a warrant to purchase 11,112 shares of common stock was issued to Mr. Andy Sassine (an accredited investor who had previously invested in the Company and as a result of this purchase became a beneficial owner of more than 5% of our outstanding common stock).

On February 28, 2011, pursuant to the January Purchase Agreement, we issued to SAIL Venture Partners, LP January Notes in the aggregate principal amount of $187,500 and warrants to purchase up to 10,417 shares of common stock.  Additionally, we issued to SAIL 2010 Co-Investment Partners, L.P., an affiliate of SAIL Venture Partners, LP January Notes in the aggregate principal amount of $62,500 and warrants to purchase up to 3,473 shares of common stock.  We received $187,500 from SAIL Venture Partners, LP and $62,500 from SAIL 2010 Co-Investment Partners, L.P. for an aggregate total of $250,000 in gross proceeds.  Our Director, David Jones, is a senior partner of the general partner of SAIL Venture Partners, LP.  Also on February 28, 2011, pursuant to the 2011 Purchase Agreement, we issued an Unsecured Note in the aggregate principal amount of $400,000, and a warrant to purchase 22,223 shares of common stock to Highland Long/Short Healthcare Fund (which had previously invested in the Company and as a result of this purchase became a beneficial owner of more than 5% of our outstanding common stock).

On April 15, 2011, pursuant to the January Purchase Agreement, we issued to SAIL Venture Partners, LP additional January Notes in the aggregate principal amount of $250,000 and warrants to purchase up to 13,889 shares of common stock.  Additionally, we issued to SAIL 2010 Co-Investment Partners, L.P. January Notes in the aggregate principal amount of $250,000 and warrants to purchase up to 13,889 shares of common stock.  We received $250,000 from each of SAIL Venture Partners, LP and SAIL 2010 Co-Investment Partners, L.P. for an aggregate total of $500,000 in gross proceeds.

On April 25, 2011, pursuant to the January Purchase Agreement, we issued to SAIL Venture Partners, LP further January Notes in the aggregate principal amount of $125,000 and warrants to purchase up to 13,889 shares of common stock and issued to SAIL 2010 Co-Investment Partners, L.P. January Notes in the aggregate principal amount of $125,000 and warrants to purchase up to 6,945 shares of common stock.  We received $125,000 from each of SAIL Venture Partners, LP and SAIL 2010 Co-Investment Partners, L.P. for an aggregate total of $250,000 in gross proceeds.  Also on April 25, 2011, pursuant to the 2011 Purchase Agreement, we issued an Unsecured Note in the aggregate principal amount of $150,000, and a warrant to purchase 8,334 shares of common stock to Cummings Bay Healthcare Fund which has the same fund manager as the Highland Long/Short Healthcare Fund (which had previously invested in the Company and as a result of that prior purchase had already become a beneficial owner of more than 5% of our outstanding common stock).

On October 11, 2011, the Company, with the consent of holders of a majority in aggregate principal amount outstanding (the “Majority Holders”) of its outstanding subordinated unsecured convertible notes (the “January Notes”) amended all of the January Notes to extend the maturity of such notes until October 1, 2012.  The amendment, which is effective as of September 30, 2011, also added a mandatory conversion provision to the terms of the January Notes.  Under that provision, the January Notes would be automatically converted upon the closing of a public offering by the Company of shares of its common stock and/or other securities with gross proceeds to the Company of at least $10 million (the “Qualified Offering”).  If the public offering price is less than the conversion price then in effect, the conversion price will be adjusted to match the public offering price (the “Qualified Offering Price”).  Pursuant to the terms of the amendment, the January Notes would receive a second position security interest in the assets of the Company (including its intellectual property).  The Majority Holders of the January Notes also consented to the terms of a new $2 million bridge financing (the “Bridge Financing”) and to granting the investors in such financing a second position security interest in the assets of the Company (including its intellectual property) that is pari passu with the second position security interest received by the holders of the January Notes.

On October 12, 2011, the Company, with the consent of the Majority Holders of its senior secured convertible notes (the “October Notes”), amended all of the October Notes to extend the maturity of such notes until October 1, 2012.  The amendment, which is effective as of September 30, 2011, also added the same mandatory conversion and conversion price adjustment provisions to the terms of the October Notes as were added to the terms of the January Notes.    The Majority Holders of the October Notes also consented to the terms of the Bridge Financing and to granting the investors in such financing as well as the holders of the Company’s January Notes a second position security interest in the assets of the Company (including its intellectual property).  The guaranties that had been issued in 2010 to certain October Note investors by SAIL Venture Partners, L.P. were extended accordingly.

Pursuant to the agreements amending the October Notes and January Notes (the “Amendment and Conversion Agreements”), the exercise price of the warrants that were issued in connection with the October Notes and the January Notes (the “Outstanding Warrants”) will be adjusted to match the Qualified Offering Price, if such price is lower than the exercise price then in effect. The Company agreed to issue to each holder of the October Notes and January Notes, as consideration for the above, warrants to purchase a number of shares of common stock equal to 30% of the number of shares of common stock to be received by each holder upon conversion of their notes at the closing of the Qualified Offering (the “Consideration Warrants”).  The Consideration Warrants would be issued after the Qualified Offering and would have the same terms as the Outstanding Warrants, as amended.

The Amended and Restated Security Agreement, dated as of September 30, 2011, between the Company and Paul Buck, as administrative agent for the secured parties (the “Amended and Restated Security Agreement”), which replaces the existing security agreement from 2010, and the corresponding security interest terminate (1) with respect to the October Notes, if and when holders of a majority of the aggregate principal amount of October Notes issued have converted their notes into shares of common stock and, (2) with respect to the January Notes and notes to be issued in the Bridge Financing (the “Bridge Notes”), if and when holders of a majority of the aggregate principal amount of January Notes and Bridge Notes (on a combined basis) have converted their notes.

The terms of the 2011 Purchase Agreement, January Notes and related warrants are described above in the section January 2011 Notes and Warrants in Note 3.

REPORTABLE SEGMENTS	3 Months Ended	12 Months Ended
	Dec. 31, 2011	Sep. 30, 2011
Segment Reporting [Abstract]
Segment Reporting Disclosure [Text Block]

6.           REPORTABLE SEGMENTS

The Company operates in two business segments:  referenced neurometric information services and clinical services.  Neurometric Information Services, provides data to psychiatrists and other physicians/prescribers to enable them to make a more informed decision when treating a specific patient with mental, behavioral and/or addictive disorders provides reports (“PEER Reports”).  Clinic operates NTC, a full service psychiatric practice.

The following tables show operating results for the Company’s reportable segments, along with reconciliation from segment gross profit to (loss) from operations, the most directly comparable measure in accordance with generally accepted accounting principles in the United States, or GAAP:

	Three months ended December 31, 2011
	Reference
	Neurometric	Clinic	Eliminations	Total
Revenues	38,000	152,300	(6,000)	184,300

Operating expenses:
Cost of revenues	39,200	6,000	(6,000)	39,200
Research	69,700	-	-	69,700
Product Development	112,500	-	-	112,500
Sales and marketing	286,200	43,800	-	330,000
General and administrative	808,700	252,600	-	1,061,300
Total operating expenses	1,316,300	302,400	(6,000)	1,612,700

Loss from operations	$(1,278,300)	$(150,100)	$-	$(1,428,400)

	Three months ended December 31, 2010
	Reference
	Neurometric	Clinic	Eliminations	Total
Revenues	34,400	120,600	(7,100)	147,900

Operating expenses:
Cost of revenues	36,100	7,100	(7,100)	36,100
Research	211,000	-	-	211,000
Product Development	144,400	-	-	144,400
Sales and marketing	243,700	3,000	-	246,700
General and administrative	832,700	221,100		1,053,800
Total operating expenses	1,467,900	231,200	(7,100)	1,692,000

Loss from operations	$(1,433,500)	$(110,600)	$-	$(1,544,100)

The following table includes selected segment financial information as of December 31, 2011, related to total assets:

	Reference
	Neurometric	Clinic	Total

Total assets	$405,900	$55,900	$461,800

7.	REPORTABLE SEGMENTS

The Company operates in two business segments:  reference neurometric and clinic.  Neurometric Information Services (formerly called Laboratory Information Services) provides data to psychiatrists and other physicians/prescribers to enable them to make a more informed decision when treating a specific patient with mental, behavioral and/or addictive disorders provides reports (“Peer Reports”).  The Clinic segment operates NTC, a full service psychiatric practice.

The following tables show operating results for the Company’s reportable segments, along with reconciliation from segment gross profit to (loss) from operations, the most directly comparable measure in accordance with generally accepted accounting principles in the United States, or GAAP:

	Year ended September 30, 2011
	Neurometric Information Services	Clinic	Eliminations	Total
Revenues	146,200	634,500	(34,800)	745,900

Operating expenses:
Cost of revenues	147,100	34,800	(34,800)	147,100
Research	482,800	-	-	482,800
Product development	442,000	-	-	442,000
Sales and marketing	1,132,800	98,700	-	1,231,500
General and administrative	3,197,900	1,074,000		4,271,900
Total operating expenses	5,402,600	1,207,500	(34,800)	6,575,300

Loss from operations	$(5,256,400)	$(573,000)	$0	$(5,829,400)

	Year ended September 30, 2010
	Neurometric Information
	Services	Clinic	Eliminations	Total
Revenues	156,000	535,700	(53,200)	638,500

Operating expenses:
Cost of revenues	135,100	19,900	(19,900)	135,100
Research and development	738,800	-	-	738,800
Product development	381,700	-	-	381,700
Sales and marketing	853,100	17,800	-	870,900
General and administrative	4,296,200	754,100	(33,300)	5,017,000
Total operating expenses	6,404,900	791,800	(53,200)	7,143,500

Loss from operations	$(6,248,900)	$(256,100)	$0	$(6,505,000)

The following table includes selected segment financial information as of September 30, 2011, related to total assets:

	Reference Neurometric	Clinic	Total

Total assets	$308,800	$61,200	$370,000

EARNINGS PER SHARE	3 Months Ended	12 Months Ended
	Dec. 31, 2011	Sep. 30, 2011
Earnings Per Share [Abstract]
Earnings Per Share [Text Block]

7.          EARNINGS PER SHARE

In accordance with ASC 260-10 (formerly SFAS 128, “Computation of Earnings Per Share”), basic net income (loss) per share is computed by dividing the net income (loss) to common stockholders for the period by the weighted average number of common shares outstanding during the period. Diluted net income (loss) per share is computed by dividing the net income (loss) for the period by the weighted average number of common and dilutive common equivalent shares outstanding during the period.  For the three months ended December 31, 2011 and 2010, the Company has excluded all common equivalent shares from the calculation of diluted net loss per share as such securities are anti-dilutive.

A summary of the net income (loss) and shares used to compute net income (loss) per share for the three months ended December 31, 2011 and 2010 are as follows:

	2011	2010
Net loss for computation of basic net income (loss) per share	$(2,731,300)	$(97,700)
Net income (loss) for computation of dilutive net income (loss) per share	$(2,731,300)	$(97,700)

Basic net income (loss) per share	$(1.46)	$(0.05)

Diluted net income (loss) per share	$(1.46)	$(0.05)

Basic weighted average shares outstanding	1,873,584	1,867,464
Dilutive common equivalent shares	-	-
Diluted weighted average common shares	1,873,584	1,867,464

Anti-dilutive common equivalent shares not included in the computation of dilutive net loss per share:
Convertible debt	1,767,598	87,054
Warrants	1,657,856	810,755
Options	523,829	518,389

8.	EARNINGS PER SHARE

In accordance with ASC 260-10 (formerly SFAS 128, “Computation of Earnings Per Share”), basic net income (loss) per share is computed by dividing the net income (loss) to common stockholders for the period by the weighted average number of common shares outstanding during the period. Diluted net income (loss) per share is computed by dividing the net income (loss) for the period by the weighted average number of common and dilutive common equivalent shares outstanding during the period.  For the years ended September 30, 2011 and 2010, the Company has excluded all common equivalent shares from the calculation of diluted net loss per share as such securities are anti-dilutive.

A summary of the net income (loss) and shares used to compute net income (loss) per share for the years ended September 30, 2011 and 2010 is as follows:

	2011	2010
Net loss for computation of basic net income (loss) per share	$(8,866,600)	$(8,174,000)
Net income (loss) for computation of dilutive net income (loss) per share	$(8,866,600)	$(8,174,000)

Basic net income (loss) per share	$(4.74)	$(4.69)

Diluted net income (loss) per share	$(4.74)	$(4.69)

Basic weighted average shares outstanding	1,869,038	1,742,571
Dilutive common equivalent shares	-	-
Diluted weighted average common shares	1,869,038	1,742,571

Anti-dilutive common equivalent shares not included in the computation of dilutive net loss per share:
Convertible debt	474,139	7,152
Warrants	908,033	639,827
Options	521,470	374,758

COMMITMENTS AND CONTINGENT LIABILITIES	3 Months Ended	12 Months Ended
	Dec. 31, 2011	Sep. 30, 2011
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]

8.          COMMITMENTS AND CONTINGENT LIABILITIES

Litigation

From time to time, the Company may be involved in litigation relating to claims arising out of the Company’s operations in the ordinary course of business. Other than as set forth below, the Company is not currently party to any legal proceedings, the adverse outcome of which, in the Company’s management’s opinion, individually or in the aggregate, would have a material adverse effect on the Company’s results of operations or financial position.

Since June of 2009, the Company has been involved in litigation against Leonard J. Brandt, a stockholder, former director and the Company’s former Chief Executive Officer (“Brandt”) in the Delaware Chancery Court and the United States District Court for the Central District of California.  At the conclusion of a two-day trial that commenced December 1, 2009, the Chancery Court entered judgment for the Company and dismissed with prejudice Brandt's action brought pursuant to Section 225 of the Delaware General Corporation Law, which sought to oust the incumbent directors other than Brandt.  The Chancery Court thereby found that the purported special meeting of stockholders convened by Brandt on September 4, 2009 was not valid and that the directors purportedly elected at that meeting are not entitled to be seated.  On January 4, 2010, Brandt filed an appeal with the Supreme Court of the State of Delaware in relation to the case.  On April 20, 2010, the Delaware Supreme Court affirmed the ruling of the Chancery Court.

The Chancery Court also denied an injunction sought by Mr. Brandt to prevent the voting of shares issued by the Company in connection with the Company’s bridge financing in June 2009, and securities offering in August 2009, and dismissed Brandt's claims regarding those financings and stock issuances.  On January 4, 2010, Brandt also filed an appeal in relation to this ruling with the Delaware Supreme Court which, on April 20, 2010, affirmed the ruling of the Chancery Court.

The Chancery Court also dismissed with prejudice another action brought by Mr. Brandt, in which he claimed he had not been provided with information owed to him.

In July 2009, the Company filed an action in the United States District Court for the Central District of California against Mr. Brandt and certain others.  The Company’s complaint alleged a variety of violations of federal securities laws, including anti-fraud based claims under Rule 14a-9, solicitation of proxies in violation of the filing and disclosure dissemination requirements of Regulation 14A, and material misstatements and omissions in and failures to promptly file amendments to Schedule 13D.  Mr. Brandt and the other defendants filed counterclaims against us, alleging violations of federal securities laws relating to alleged actions and statements taken or made by the Company or the Company’s officers and directors in connection with Mr. Brandt’s proxy and consent solicitations.  On March 10, 2010, the Company dismissed the Company’s claims against EAC, and EAC dismissed its claims against the Company and Mr. Carpenter.  On April 10, 2010, Mr. Brandt's attorneys moved to withdraw from representing Mr. Brandt in the case.  On July 7, 2010, Mr. Brandt moved to dismiss his counterclaims against the Company and the Company consented to dismiss its complaint against Mr. Brandt.  On July 13, 2010, all of the Company’s claims and Mr. Brandt’s counterclaims in such action were dismissed.

On April 11, 2011, Mr. Brandt and his family business partnership Brandt Ventures, GP filed an action in the Superior Court for the State of California, Orange County against CNS Response, Inc., one of its stockholders and a member of the board of directors, alleging breach of a promissory note agreement entered into by Brandt Ventures, GP and the Company and alleging that Mr. Brandt was wrongfully terminated as CEO in April, 2009 for which he is seeking approximately $170,000 of severance. The plaintiffs seek rescission of a $250,000 loan made by Brandt Ventures, GP to the Company which was converted into common stock in accordance with its terms, restitution of the loan amount and compensatory and punitive damages for Mr. Brandt's termination. The Company was served with a summons and complaint in the action on July 19, 2011. On November 1, 2011, Mr. Brandt filed an amended complaint amending their claims and adding new claims against the same parties. On March 12, 2012, the court sustained demurrers to certain of the counts against each defendant. On March 22, 2012, Mr. Brandt filed a second amended complaint that modifies certain of his claims, but does not add new claims. The Company believes the second amended complaint, like the prior complaints, is devoid of any merit. The Company is vigorously defending the action.

The Company has expended substantial resources to pursue the defense of legal proceedings initiated by Mr. Brandt.  The Company does not know whether Mr. Brandt will institute additional claims against the Company and the defense of any such claims could involve the expenditure of additional resources by the Company.

Lease Commitments

On December 30, 2009 the Company entered a three year lease, commencing February 1, 2010 and terminating on January 31, 2013 for its new Headquarters and Neurometric Information Services business premises located at 85 Enterprise, Aliso Viejo, California 92656.  The 2,023 square foot facility has an average cost for the lease term of $3,600 per month.  The remaining lease obligation totals $53,700: being $37,100 and $16,600 for fiscal years 2012 and 2013 respectively.

The Company leases space for its Clinical Services operations under an operating lease.  The original lease terminated on February 28, 2010 and a 37 month extension to the lease was negotiated commencing April 1, 2010 and terminating April 30, 2013. The 3,542 square foot facility has an average cost for the lease term of $5,100 per month. The remaining lease obligation totals $88,000: being $49,200 and $38,800 for fiscal years 2012 and 2013 respectively.

The Company incurred rent expense of $27,500 and $27,000 for the three months ended December 31, 2011 and 2010 respectively.

On November 8, 2010 we entered into a financial lease to acquire EEG equipment costing $15,900.  The term of the lease is 48 months ending October 2014 and the monthly payment is $412. As of December 31, 2011 the remaining lease obligation is $13,600: being $3,800, $4,900 and $4,900 for fiscal years 2012, 2013 and 2014 respectively.

9.	COMMITMENTS AND CONTINGENT LIABILITIES

Litigation

From time to time, the Company may be involved in litigation relating to claims arising out of the Company’s operations in the ordinary course of business. Other than as set forth below, the Company is not currently party to any legal proceedings, the adverse outcome of which, in the Company’s management’s opinion, individually or in the aggregate, would have a material adverse effect on the Company’s results of operations or financial position.

Since June of 2009, the Company has been involved in litigation against Leonard J. Brandt, a stockholder, former director and the Company’s former Chief Executive Officer (“Brandt”) in the Delaware Chancery Court and the United States District Court for the Central District of California.  At the conclusion of a two-day trial that commenced December 1, 2009, the Chancery Court entered judgment for the Company and dismissed with prejudice Brandt's action brought pursuant to Section 225 of the Delaware General Corporation Law, which sought to oust the incumbent directors other than Brandt.  The Chancery Court thereby found that the purported special meeting of stockholders convened by Brandt on September 4, 2009 was not valid and that the directors purportedly elected at that meeting are not entitled to be seated.  On January 4, 2010, Brandt filed an appeal with the Supreme Court of the State of Delaware in relation to the case.  On April 20, 2010, the Delaware Supreme Court affirmed the ruling of the Chancery Court.

The Chancery Court also denied an injunction sought by Mr. Brandt to prevent the voting of shares issued by the Company in connection with the Company’s bridge financing in June 2009, and securities offering in August 2009, and dismissed Brandt's claims regarding those financings and stock issuances.  On January 4, 2010, Brandt also filed an appeal in relation to this ruling with the Delaware Supreme Court which, on April 20, 2010, affirmed the ruling of the Chancery Court.

The Chancery Court also dismissed with prejudice another action brought by Mr. Brandt, in which he claimed he had not been provided with information owed to him.

In July 2009, the Company filed an action in the United States District Court for the Central District of California against Mr. Brandt and certain others.  The Company’s complaint alleged a variety of violations of federal securities laws, including anti-fraud based claims under Rule 14a-9, solicitation of proxies in violation of the filing and disclosure dissemination requirements of Regulation 14A, and material misstatements and omissions in and failures to promptly file amendments to Schedule 13D.  Mr. Brandt and the other defendants filed counterclaims against us, alleging violations of federal securities laws relating to alleged actions and statements taken or made by the Company or the Company’s officers and directors in connection with Mr. Brandt’s proxy and consent solicitations.  On March 10, 2010, the Company dismissed the Company’s claims against EAC, and EAC dismissed its claims against the Company and Mr. Carpenter.  On April 10, 2010, Mr. Brandt's attorneys moved to withdraw from representing Mr. Brandt in the case.  On July 7, 2010, Mr. Brandt moved to dismiss his counterclaims against the Company and the Company consented to dismiss its complaint against Mr. Brandt.  On July 13, 2010, all of the Company’s claims and Mr. Brandt’s counterclaims in such action were dismissed.

On April 11, 2011, Mr. Brandt and his family business partnership Brandt Ventures, GP filed an action in the Superior Court for the State of California, Orange County against CNS Response, Inc., one of its stockholders and a member of the board of directors, alleging breach of a promissory note agreement entered into by Brandt Ventures, GP and the Company and alleging that Mr. Brandt was wrongfully terminated as CEO in April, 2009 for which he is seeking approximately $170,000 of severance. The plaintiffs seek rescission of a $250,000 loan made by Brandt Ventures, GP to the Company which was converted into common stock in accordance with its terms, restitution of the loan amount and compensatory and punitive damages for Mr. Brandt's termination. The Company was served with a summons and complaint in the action on July 19, 2011. On November 1, 2011, Mr. Brandt filed an amended complaint amending their claims and adding new claims against the same parties. CNS Response, Inc. believes the complaint to be devoid of any merit and will aggressively defend the action if the plaintiffs decide to proceed with it.

The Company has expended substantial resources to pursue the defense of legal proceedings initiated by Mr. Brandt.  The Company does not know whether Mr. Brandt will institute additional claims against the Company and the defense of any such claims could involve the expenditure of additional resources by the Company.

Lease Commitments

The Company leased its headquarters and Neurometric Information Services space under an operating lease which terminated on November 30, 2009. The Company continued to lease the space on a month-to-month basis through January 22, 2010 at which time the Company moved to its new premises.

On December 30, 2009 the Company entered a three year lease, commencing February 1, 2010 and terminating on January 30, 2013 for its new Headquarters and Neurometric Information Services business premises located at 85 Enterprise, Aliso Viejo, California 92656.  The 2,023 square foot facility has an average cost for the lease term of $3,600 per month.  The remaining lease obligation totals $65,600: being $49,000 and $16,600 for fiscal years 2012 and 2013 respectively.

The Company leases space for its Clinical Services operations under an operating lease.  The original lease terminated on February 28, 2010 and a 37 month extension to the lease was negotiated commencing April 1, 2010 and terminating April 30, 2013. The 3,542 square foot facility has an average cost for the lease term of $5,100 per month. The remaining lease obligation totals $104,100: being $65,400 and $38,700 for fiscal years 2012 and 2013 respectively.

The Company also sub-leased space for its Clinical Services operations on a month-to-month basis for $1,000 per month up until March 2010 when it terminated this sub-lease and gave up the space.

The Company incurred rent expense of $92,600 and $121,100 for the years ended September 30, 2011 and 2010 respectively.

On November 8, 2010 we entered into a financial lease to acquire EEG equipment costing $15,900.  The term of the lease is 48 months ending October 2014 and the monthly payment is $412. As of September 30, 2011 the remaining lease obligation is $14,700: being $4,900, $4,900 and $4,900 for fiscal years 2012, 2013 and 2014 respectively.

SIGNIFICANT CUSTOMERS	12 Months Ended
Sep. 30, 2011
Significant Customers [Abstract]
Significant Customers [Text Block]
10.	SIGNIFICANT CUSTOMERS

For the year ended September 30, 2011, three customers accounted for 41% of Neurometric Information Services revenue and 58% of accounts receivable at September 30, 2011.

For the year ended September 30, 2010, four customers accounted for 48% of Neurometric Information Services revenue and two customers 27% of accounts receivable at September 30, 2010

SUBSEQUENT EVENTS	3 Months Ended	12 Months Ended
	Dec. 31, 2011	Sep. 30, 2011
Subsequent Events [Abstract]
Subsequent Events [Text Block]

11.         SUBSEQUENT EVENTS

Events subsequent to December 31, 2011 have been evaluated through the date these financial statements were issued, to determine whether they should be disclosed to keep the financial statements from being misleading.  The following events have occurred since December 31, 2011.

On November 18, 2011, the Company had entered into an Amended and Restated Note and Warrant Purchase Agreement (the “$2M Bridge Financing Purchase Agreement”) in connection with a $2 million bridge financing (the “$2M Bridge Financing”) with accredited investors.  Pursuant to the agreement, the Company, between January 9, 2012 and January 31, 2012, issued subordinated secured convertible notes (the “$2M Bridge Notes”) in the aggregate principal amount of $920,000 and warrants to purchase 306,667 shares of common stock to eight accredited investors. One of these notes for an aggregate principal amount of $40,000 and warrants to purchase 13,334 shares of common stock were issued to an entity affiliated with Zachary McAdoo, who is a member of the Company’s Board of Directors.

The Bridge Financing Purchase Agreement provides for the issuance and sale of $2M Bridge Notes in the aggregate principal amount of up to $2,000,000, and warrants to purchase a number of shares corresponding to 100% of the number of shares issuable on conversion of the Bridge Notes, in one or multiple closings to occur no later than April 1, 2012.  The Company had previously issued $2M Bridge Notes pursuant to the $2M Bridge Financing Purchase Agreement in the aggregate principal amount of $1,080,000 and related warrants to purchase 360,003 shares of common stock. Together with the January 9, 2012 through January 31, 2012 issuances, the Company has issued $2M Bridge Notes in the aggregate principal amount of $2,000,000 and related warrants to purchase 666,667 shares of common stock pursuant to the $2M Bridge Financing Purchase Agreement. For descriptions of the $2 Bridge Notes and related warrants, please see Note 3 above.

Monarch Capital Group LLC (“Monarch”) acted as non-exclusive placement agent with respect to the placement of $2M Bridge Notes issued during January 2012, in the aggregate principal amount of $80,000 and related warrants, pursuant to an engagement agreement, dated October 20, 2011, between the Company and Monarch. Under the engagement agreement, in return for its services as non-exclusive placement agent, Monarch was entitled to receive (a) a cash fee equal to 10% of the gross proceeds raised from the sale of $2M Bridge Notes to investors introduced to the Company by Monarch; (b) a cash expense allowance equal to 2% of the gross proceeds raised from the sale of $2M Bridge Notes to such investors; and (c) five-year warrants,which are identical to the investor warrants associated with the $2 Bridge Financing, to purchase common stock of the Company equal to 10% of the shares issuable upon conversion of $2M Bridge Notes issued to such investors. In connection with the January 2012 closings, Monarch received a cash fee of $8,000 and a cash expense allowance of $1,600 and received warrants to purchase 2,667 shares of the Company’s common stock at an exercise price of $3.00 per share.

Innerkip Capital Management, Inc. (“Innerkip”), a Toronto-based exempt market dealer registered with the Ontario Securities Commission (OSC),acted as non-exclusive placement agent with respect to the placement of $2M Bridge Notes issued during January 2012, in the aggregate principal amount of $650,000 and related warrants, pursuant to a Finder’s Agreement which was formalized and dated February 13, 2012, between the Company and Innerkip. Under the Finder’sAgreement, in return for its services as non-exclusive placement agent, Innerkipis entitled to receive (a) a cash fee equal to 7% of the gross proceeds raised from the sale of $2M Bridge Notes to investors, originated in Canada, introduced to the Company by Innerkip and (b) five-year warrants, which are identical to the investor warrants associated with the $2M Bridge Financing, to purchase common stock of the Company equal to 7% of the shares issuable upon conversion of $2M Bridge Notes issued to such investors. In connection with the January 2012 closings, Innerkipwill received a cash fee of $45,500 and will be issued warrants to purchase 15,167 shares of the Company’s common stock at an exercise price of $3.00 per share.

The Company held a special meeting of stockholders on January 27, 2012. At that meeting 1,179,163 shares of common stock were voted, representing 62.92% of the outstanding shares.  The Company’s stockholders voted (by a vote of 1,176,829 to 835, with 1,500 votes abstaining and 0 broker non-votes) to approve the amendment of the Company’s Certificate of Incorporation for the purposes of effecting a reverse stock split of common stock at a specific ratio within a range from 1 for 10 to 1 for 50 and simultaneously with the reverse split, reducing the number of authorized shares of common stock available for issuance from 750,000,000 to 100,000,000, and to authorize the Company’s Board of Directors to determine, at its discretion, the timing of the amendment and the specific ratio of the reverse stock split. The Company’s stockholders also voted (by a vote of 1,177,075 to 1, with 2,088 votes abstaining and 0 broker non-votes ) to ratify the selection of Cacciamatta Accountancy Corporation as the independent registered public accounting firm of the Company for the fiscal year ending September 30, 2012.On March 28, 2012, the Company’s Board set a reverse split ratio of 1-for-30. On March 30, 2012, the Company filed an amendment to its Certificate of Incorporation to effect the reverse split and change in authorized shares, which became effective at 5:00 pm PDT on April 2, 2012.

11.	SUBSEQUENT EVENTS

Events subsequent to September 30, 2011 have been evaluated through the date these financial statements were issued, to determine whether they should be disclosed to keep the financial statements from being misleading. The following events have occurred since September30, 2011.

On October 12, 2011, the Company received a $250,000 loan from its director John Pappajohn and on October 18, 2011, the Company entered into a new Note and Warrant Purchase Agreement (the “Bridge Financing Purchase Agreement”) in connection with a $2 million BridgeFinancing, with John Pappajohn, a member of the Company’s Board of Directors. Pursuant to the agreement and in connection with the October12, 2011 loan, the Company issued subordinated secured convertible notes (the “Bridge Notes”) in the aggregate principal amount of $250,000and warrants to purchase 41,667 shares of common stock to Mr. Pappajohn for gross proceeds to the Company of $250,000. On October 31,2011, the Company issued Bridge Notes in the aggregate principal amount of $20,000 to an additional accredited investor, together withwarrants to purchase 3,333 shares of common stock.

On November 11, 2011, the Company entered into an Amended and Restated Note and Warrant Purchase Agreement (the “AmendedBridge Financing Purchase Agreement”) in connection with the $2 million Bridge Financing with accredited investors. Pursuant to theagreement, the Company on November 11, 2011 and November 17, 2011 issued Bridge Notes in the aggregate principal amount of $560,000 andwarrants to purchase 186,668 shares of common stock to three accredited investors for gross proceeds to the Company of $560,000. Of theseamounts, John Pappajohn, a member of the Company’s Board of Directors, purchased a Bridge Note in the aggregate principal amount of$250,000 and a warrant to purchase 83,334 shares, and as further described below, Zanett Opportunity Fund, Ltd. purchased a Bridge Note inthe aggregate principal amount of $250,000 and warrants to purchase 83,334 shares of common stock.

The Amended Bridge Financing Purchase Agreement amended and restated the October agreement in that it increased the warrant coverage from 50% to 100%. In addition, each holder’s option to redeem or convert their Bridge Note at the closing of the Qualified Offeringcan now only be amended, waived or modified with the consent of the Company and that holder. Consequently, the shares underlyingthe warrants that had been issued to Mr. Pappajohn and the second accredited investor in October were increased to an aggregate of 90,001shares of common stock. On November 17, 2011, Zanett Opportunity Fund, Ltd., a Bermuda corporation for which McAdoo Capital, Inc. is theinvestment manager, purchased Bridge Notes in the aggregate principal amount of $250,000 and warrants to purchase 83,334 shares ofcommon stock for cash payments aggregating $250,000. Mr. Zachary McAdoo is the president and owner of McAdoo Capital. On November21, 2011, the Board of Directors of the Company elected Mr. McAdoo to the Board where he also serves as Chairman of the Board’s AuditCommittee. Including the amounts issued in October and November 2011 (as revised to reflect the increase in warrant coverage), to date, theCompany has issued Bridge Notes in the aggregate principal amount of $830,000 and warrants to purchase 276,669 shares of common stockpursuant to the Amended Bridge Financing Purchase Agreement.

The Amended Bridge Financing Purchase Agreement provides for the issuance and sale of Bridge Notes (including the notes issued inOctober 2011) in the aggregate principal amount of up to $2,000,000, and warrants to purchase a number of shares corresponding to 100% of thenumber of shares issuable on conversion of the Bridge Notes, in one or multiple closings to occur no later than April 1, 2012. The BridgeFinancing Purchase Agreement also provides that the Company and the holders of the Bridge Notes will enter into a registration rightsagreement covering the registration of the resale of the shares underlying the Bridge Notes and the related warrants.

The Bridge Notes mature one year from the date of issuance (subject to earlier conversion or prepayment), earn interest equal to 9% peryear with interest payable at maturity, are convertible into shares of common stock of the Company at a conversion price of $3.00, are securedby a second position security interest in the Company’s assets that is pari passu with the interest recently granted to the holders of theCompany’s January Notes, are subordinated in all respects to the Company’s obligations under its October Notes and the related guarantiesissued to certain investors by SAIL Venture Partners, L.P. and are pari passu to the obligations under the January Notes. The second positionsecurity interest is governed by the amended and restated security agreement, dated as of September 30, 2011, between the Company and PaulBuck, as administrative agent for the secured parties (the “Amended and Restated Security Agreement”), which replaced the security agreemententered into in connection with the issuance of the October Notes in 2010.

The conversion price of the Bridge Notes is subject to adjustment upon (1) the subdivision or combination of, or stock dividends paidon, the common stock; (2) the issuance of cash dividends and distributions on the common stock; (3) the distribution of other capital stock,indebtedness or other non-cash assets; and (4) the completion of a financing at a price below the conversion price then in effect. At the closingof the Qualified Offering, each Bridge Note will be either redeemed or converted (in whole or in part) at a conversion price equal to the lesser ofthe public offering price or the conversion price then in effect, with the choice between redemption and conversion being at the sole option of theholder. The Bridge Notes can be declared due and payable upon an event of default, defined in the Bridge Notes to occur, among other things, ifthe Company fails to pay principal and interest when due, in the case of voluntary or involuntary bankruptcy or if the Company fails to performany covenant or agreement as required by the Bridge Note or materially breaches any representation or warranty in the Bridge Note or theAmended Bridge Financing Purchase Agreement.

The warrants related to the Bridge Notes expire five years from the date of issuance and are exercisable for shares of common stock ofthe Company at an exercise price of $3.00. Exercise price and number of shares issuable upon exercise are subject to adjustment (1) upon thesubdivision or combination of, or stock dividends paid on, the common stock; (2) in case of any reclassification, capital reorganization or changein capital stock and (3) upon the completion of a financing at a price below the exercise price then in effect (including the Qualified Offering),except that subsequent to the Qualified Offering, the exercise price will not be adjusted for any further financings. The warrants contain a cashless exercise provision.

With the exception of each holder’s option to redeem or convert their Bridge Note at the closing of the Qualified Offering, anyprovision of the Bridge Notes or related warrants can be amended, waived or modified upon the written consent of the Company and holders of amajority of the aggregate principal amount of such notes outstanding. Any such majority consent will affect all Bridge Notes or warrants, as thecase may be, and will be binding on the Company and all holders of the Bridge Notes or warrants. Each holder’s option to redeem or convert theBridge Note at the closing of the Qualified Offering cannot be amended, waived or modified without the written consent of the Company andsuch holder and such amendment, waiver or modification will be binding only on the Company and such holder.

As a result of the issuance of the Bridge Notes and related warrants, the conversion prices of the October Notes and January Notes and the related warrants were automatically adjusted, under the terms of such notes and warrants, to match the $3.00 conversion price of the Bridge Notes and the $3.00 exercise price of the related warrants. As a result, an aggregate of 1,007,976 and 833,334 shares of common stock are issuable upon conversion of the October Notes and January Notes, respectively, and an aggregate of 920,655 shares of common stock are issuable upon exercise of the warrants related to the October Notes and January Notes. Additionally, an aggregate of 30,000 shares of common stock are issuable upon exercise of warrants by placement agents.

Since September 30, 2011, 2,823 warrants with an exercise price of $0.30 have been exercised and 87,574 warrants with exercise prices ranging from $0.30 to $54.36 have expired.